As filed with the Securities and Exchange Commission on October 30, 2014.

Registration No. 33-11371

File No. 811-4982

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 69	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 71	[X]

(Check appropriate box or boxes)

__________________________

HEARTLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

789 NORTH WATER STREET, SUITE 500

MILWAUKEE, WISCONSIN 53202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (414) 347-7777

Vinita K. Paul

Vice President and Chief Compliance Officer

Heartland Group, Inc.

789 North Water Street, Suite 500

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Ellen R. Drought, Esq. Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202	PETER D. FETZER, ESQ. Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on October 31, 2014 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Consistent Discipline, Fundamental Value

Prospectus

October 31, 2014

Mid Cap Value Fund

Share Class	–	Ticker
Investor	–	HRMDX
Institutional	–	HNMDX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This page intentionally left blank.

TABLE OF CONTENTS

FUND SUMMARY SECTION

Heartland Mid Cap Value Fund	2

MANAGEMENT OF THE FUND

Heartland Group	5
Heartland Advisors	5
Portfolio Managers	5

PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

The Heartland Investment Philosophy	7
Heartland’s 10 Principles of Value InvestingTM	7
Principal Investment Risks	8
Temporary Positions	9
Portfolio Turnover	9
Portfolio Holdings	9

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS	10

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS	13

HOW TO INVEST

Purchasing Shares of the Fund	14
Purchasing Investor Class Shares	14
Purchasing Institutional Class Shares	14
Purchasing Shares Generally	14
How to Purchase Shares	15

HOW TO REDEEM

Redeeming Shares Generally	17
How to Redeem Shares	18

ACCOUNT POLICIES

How to Receive Account Information	19
Exchanging Shares	19
Other Policies	19
Share Price	21

SHAREHOLDER INFORMATION AND REPORTING

Heartlandfunds.com	22
Investment Reports and Prospectuses	22
E-Delivery of Fund Documents	22
Net Investment Income and Net Capital Gain Distributions	22
Taxes	22
Privacy Policy	24

This Prospectus contains information you should know about Heartland Group, Inc. (the “Fund” or “Heartland Funds”) before you invest. Unless otherwise stated, the investment objectives discussed in this Prospectus and in the Fund’s Statement of Additional Information may be changed without shareholder approval.

1

Heartland mid cap value funD

INVESTMENT GOAL

The Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation and modest current income.

FEES AND EXPENSES OF THE MID CAP VALUE FUND

This table describes the fees and expenses that you may pay if you buy and hold Investor or Institutional Class Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 10 days after they were purchased)	2%	2%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	None
Other Expenses (1)	0.99%	0.99%
Total Annual Fund Operating Expenses	1.99%	1.74%
Fee Waiver and/or Expense Reimbursement	-0.74%	-0.75%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%	0.99%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)	Pursuant to an operating expense limitation agreement between Heartland Advisors, Inc. (“Heartland Advisors” or “the Advisor”) and the Fund, Heartland Advisors has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least October 31, 2017, and subject to annual re-approval of the agreement by the Board of Directors, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Directors.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class Shares	$127	$396
Institutional Class Shares	$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets are invested in equity securities of mid-capitalization companies. The Fund will generally not initiate a position in a company unless it has a market capitalization between $1 and $15 billion. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects, and market conditions.

The Fund invests primarily in a concentrated number (generally 30 to 60) of mid-capitalization equity securities selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. A majority of its assets are generally invested in dividend-paying common stocks.

The Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk. The 10 Principles of Value Investing™ are: catalyst for recognition, low price in relation to earnings, low price in relation to cash flow, low price in relation to book value, financial soundness, positive earnings dynamics, sound business strategy, capable management and insider ownership, value of the company, and positive technical analysis.

The Fund’s primary benchmark against which it will measure performance will be the Russell Midcap® Value Index.

2

Heartland mid cap value funD

Principal Risks

The Fund is designed for investors who seek long-term capital appreciation from mid-capitalization stocks that may produce modest dividend income to the Fund. It is constructed as a core value holding for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

The principal risk of investing in the Fund is that its share price and investment return will fluctuate, and you could lose money. Additional principal investment risks of the Fund include:

-	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

-	Management Risk. The ability of the Fund to meet its investment objective is directly related to Heartland Advisors’ investment strategies for the Fund.

-	General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

-	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

-	Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

-	SMALLER COMPANY SECURITIES risk. Equity securities of the smaller companies in which the Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

-	Limited Portfolio Risk. As the Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s NAV and investment return.

An investment in the Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund’s share price will fluctuate.

Past PeRformance

Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year.

Investment Advisor

Heartland Advisors serves as the investment advisor to the Fund.

Portfolio Managers

The Fund is managed by a team of investment professionals, which consists of Colin P. McWey and Theodore D. Baszler.

Mr. McWey has served as a Portfolio Manager of the Fund since its inception in 2014.

Mr. Baszler has served as a Portfolio Manager of the Fund since its inception in 2014.

3

Purchase and sale of Fund shares

The Fund imposes minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class Shares directly from the Fund.

Regular Account(1)	IRA Account	Coverdell Education Savings Account (“ESA”)
$1,000	$500	$500

(1)	Regular Accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

The minimum purchase requirement for an initial investment in Institutional Class Shares, including for IRAs, is $500,000. This minimum may be waived for accounts held in qualified retirement or profit-sharing plans opened through a third party service provider or recordkeeper.

Subsequent purchases of Investor Class and Institutional Class Shares, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100.

Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

You may redeem your Shares in any of the following ways:

By Mail

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via US Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption (certain redemption requests for IRA or Coverdell ESA accounts must be in writing, see “Redeeming Shares Generally” for more information).

By Internet

You may redeem shares by accessing your account online at www.heartlandfunds.com.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account.

Tax information

The Fund intends to make distributions, which may be subject to federal, state, and local taxes as ordinary income or long-term capital gains, or a combination of the two.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Heartland Advisors, the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

4

management of the fund

HEARTLAND GROUP

The Fund is a series of Heartland Group, Inc. (“Heartland,” “Heartland Funds,” or the “Funds”). The Investor Class and Institutional Class Shares of the Fund offered by this Prospectus are “no-load.” Only Investor Class and Institutional Class Shares of the Fund have been authorized at this time.

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. The Board delegates day-to-day responsibility for the management of the Fund to Heartland’s officers. The Board meets regularly to review the Fund’s investments, performance, and expenses. It elects the officers of Heartland and hires the Fund’s service providers, including the Fund’s investment advisor, transfer agent, and distributor. As a matter of policy, Heartland requires that 75% of its Board members and the Chairman of the Board be independent of the Fund’s investment advisor, transfer agent, and distributor.

Heartland, Heartland Advisors (Heartland’s investment advisor), and ALPS Distributors, Inc. (Heartland’s distributor), each has adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of its directors, officers, and employees. Under their respective codes, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Fund.

HEARTLAND ADVISORS

Founded in 1983 by William (“Bill”) J. Nasgovitz, Heartland Advisors is an independent firm owned by its employees through Heartland Holdings, Inc. Its principal offices are located at, and its mailing address is, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202.

As of September 30, 2014, Heartland Advisors had approximately $5.5 billion of assets under its discretionary management. Heartland Advisors manages the Fund’s investments subject to the authority of and supervision by the Heartland Funds’ Board of Directors. Heartland Advisors serves as the investment advisor to all series of Heartland Group, Inc., and also provides investment management services for individuals, institutions, other investment advisors, retirement plans, and sub-advisory services to a sub-portfolio of a series of another investment company. Heartland Advisors also provides various administrative services to the Funds.

PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals, which consists of Colin P. McWey and Theodore D. Baszler.

Mr. McWey, a Chartered Financial Analyst (CFA), has served as a Portfolio Manager of the Fund since its inception in 2014. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2010, after serving as a Research Analyst since 2009. Prior to joining Heartland Advisors, Mr. McWey had been with Banc of America Securities from 2001 to 2009.

Mr. Baszler, a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA), has served as a Portfolio Manager of the Fund since its inception in 2014. Mr. Baszler has also served as a Portfolio Manager of the Heartland Select Value Fund since March 2004. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2001, after serving as a Research Analyst and Associate Portfolio Manager from 2000 to 2001 and a Senior Mutual Funds Accountant from 1994 to 2000. Prior to joining Heartland Advisors, Mr. Baszler had been a Senior Investment Accountant with Firstar Trust Company from 1990 to 1994.

The Statement of Additional Information (“SAI”) for the Fund provides additional information about the Portfolio Managers’ compensation, other accounts they manage, and their ownership of Fund shares.

CFA is a registered trademark owned by the CFA Institute.

Fund Ownership by Employees of Heartland Advisors. As of December 31, 2013, employees of Heartland Advisors, including the Portfolio Managers of the Fund, had approximately $40 million invested across all of the Funds, which includes shares held directly and in retirement accounts. Heartland’s independent directors are also invested in the Funds. Please see the SAI for more details.

Management Fee and Expense Limitation. For Heartland Advisors’ investment management services, the Fund pays a 0.75% annual fee, accrued daily and paid monthly, computed as a percentage of the Fund’s average daily net assets.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between Heartland Advisors and the Fund, Heartland Advisors has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.25% of the Fund’s average net assets for Investor Class Shares and 0.99% for Institutional Class Shares through at least October 31, 2017, and subject to annual re-approval of the agreement by the Board of Directors, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Directors.

Waivers and reimbursements have the effect of lowering the Fund’s overall expense ratio and increasing the Fund’s overall return to investors.

A discussion regarding the basis for the Board of Directors approving the investment management contract of the Fund will be included in Heartland’s next Annual Report to Shareholders for the period ended December 31, 2014.

5

Rule 12b-1 Fees. The Fund has adopted a reimbursement plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, whereby the Fund pays the Fund’s principal underwriter and distributor, ALPS Distributors, Inc. (the “Distributor”), a fee (a “Rule 12b-1 Fee”) which is calculated and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. Any amount of such payment not paid by the Distributor during the Fund’s fiscal year for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the Fund as soon as practicable after the end of the fiscal year.

All or a portion of these fees may be paid, pursuant to contractual commitments or other authorized arrangements, to brokers, dealers, banks, and others (including Heartland Advisors) who provide various services to their customers who hold shares of the Fund. Among others, these may include services such as: (1) establishing, maintaining, and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising, and sales literature; and (4) preparing account statements and confirmations. Because the fee is paid out of the Fund’s assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment in Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Heartland Advisors, the Distributor, or their affiliates may, from their own assets, respectively, make cash payments to some, but not all, brokers, dealers, or financial intermediaries for shareholder services, and as an incentive to sell shares of the Fund and/or promote retention of their customer’s assets in the Fund.  These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.  Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting, and other administrative services to their customers in connection with investments in the Fund.  Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or Heartland Advisors access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediaries. These fees may be in addition to any distribution, administrative, or shareholder servicing fees or other fees or charges paid from the Fund’s assets to these financial intermediaries or by shareholders directly.

From time to time, and in accordance with applicable rules and regulations, Heartland Advisors may also provide non-cash compensation, such as gifts, meals, tickets, or event sponsorship, to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders. Also, the Fund has entered into shareholder support services agreements with certain broker-dealers and other intermediaries whereby the financial intermediary provides certain services to individual shareholders that hold shares of the Fund through an omnibus account or similar arrangement with the financial intermediary. In consideration for such services, a financial intermediary is compensated by the Fund at an annual rate based upon the average daily net asset value of the applicable class of shares of the Fund. The receipt of these fees and/or non-cash compensation may provide an incentive to a financial intermediary, or its representatives, to favor sales of the Fund over sales of other financial products. These arrangements will not, however, change the price a shareholder pays for Fund shares or the amount that the Fund receives to invest on behalf of the shareholder.

6

PRINCIPAL investment strategies and investment risks

THE HEARTLAND INVESTMENT PHILOSOPHY

At Heartland, value investing is our passion and sole focus. We relentlessly seek value, analyzing overlooked and unpopular stocks, which we believe sell at significant discounts to their true worth. This discount is a means to achieve potential appreciation while potentially limiting downside risk.

HEARTLAND’S 10 PRINCIPLES OF VALUE INVESTING™

We define “value” according to our proprietary 10 Principles of Value Investing.™ For all Heartland Funds, we use the time-tested process to routinely evaluate the stocks we consider for purchase or sale against these distinct criteria:

1. Catalyst for Recognition

We look beyond simply discovering undervalued stocks. We identify specific catalysts that we believe will cause a stock’s price to rise, closing the gap between a current stock price and the company’s true worth.

2. Low Price in Relation to Earnings

Historically, low Price/Earnings stocks have outperformed the overall market and provided investors with less downside risk relative to other equity investment strategies.

3. Low Price in Relation to Cash Flow

Strong cash flows give a company greater financial flexibility. In the hands of capable management, it can be the foundation for stronger earnings and, in turn, higher stock prices.

4. Low Price in Relation to Book Value

Book value is a company’s total assets minus liabilities. We believe low Price/Book Value stocks offer investors potential downside risk protection. It often suggests sentiment about a stock or sector is overly negative.

5. Financial Soundness

We prefer investing in companies that are not encumbered by long-term debt. During difficult periods, such low-debt companies are able to direct cash flow to investments in operations, not interest expense.

6. Positive Earnings Dynamics

We favor companies with improving earnings and upwardly trending estimates, as earnings tend to drive stock prices.

7. Sound Business Strategy

We meet with hundreds of senior executives to understand and evaluate their strategy. It is also typical for us to speak with customers, suppliers, and competitors.

8. Capable Management and Insider Ownership

Meaningful and increasing stock ownership by company officers and directors can be tangible evidence of their personal commitment, and aligns their long-term interest with the shareholders’ interest.

9. Value of the Company

We endeavor to appraise the intrinsic value, or private market value, of each portfolio company. Our goal is to make investments at a significant discount to our estimates of true value.

10. Positive Technical Analysis

Technical analysis is a tool useful for avoiding stocks that may already be subject to speculation. We are attracted to stocks that have “bases,” trading within a narrow price range which has typically followed a down trend, or bear market.

Although the Heartland Funds use the same evaluation criteria in selecting securities for their portfolios, they do not necessarily own the same securities. The Funds have different investment objectives and principal strategies that cause the holdings to differ. The Funds also have different Portfolio Managers who exercise independent judgment.

The investment goals and principal investment strategies unique to the Fund are described below.

heartland MID CAP VALUE FUND

INVESTMENT GOAL. The Fund seeks long-term capital appreciation and modest current income. The Fund’s investment goal may be changed by Heartland’s Board of Directors upon notice to shareholders, but without shareholder approval.

Principal Investment Strategies of the MID CAP VALUE FUND. Under normal circumstances, at least 80% of the Fund’s net assets are invested in equity securities of mid-capitalization companies. For purposes of this test, Heartland Advisors defines mid-capitalization securities to be between $2 and $15 billion. The Fund will generally not initiate a position in a company unless it has a market capitalization between $1 and $15 billion. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects, and market conditions.

The Fund invests primarily in a concentrated number (generally 30 to 60) of mid-capitalization equity securities selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. A majority of its assets are generally invested in dividend-paying common stocks.

The Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk.

The Fund is designed for investors who seek long-term capital appreciation from mid-capitalization stocks that may produce modest dividend income to the Fund. It is constructed as a core value holding for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

7

The Fund’s primary benchmark against which it will measure performance will be the Russell Midcap® Value Index.

Principal Risks of Investing in the MID CAP VALUE FUND. The principal risk of investing in the Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. The Fund invests in stocks of mid-sized companies, which may be more volatile and less liquid than stocks of larger, more established companies.

As the Fund invests in a limited number of common stocks (generally 30 to 60), a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s share price and investment return.

principal investment risks

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. The timing of any liquidation may not be favorable to certain individual shareholders.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis, and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Fund.

Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various, unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises. If you hold common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

SMALLER COMPANY SECURITIES risk. Equity securities of the smaller companies in which the Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Smaller companies may have lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A significant percentage of the outstanding shares of a smaller company may also be held by management of the company, which could cause management to have a greater influence over actions requiring shareholder approval. The Fund’s position in securities of a smaller company may be substantial in relation to the public market for such securities. As a result, it may be difficult at times for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs. The risks of investing in smaller companies generally increase as the size of the companies decreases.

Limited Portfolio Risk. As the Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s NAV and investment return.

8

TEMPORARY POSITIONS

Under adverse market, economic, political, or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, corporate debt securities, variable rate demand notes, Government securities, and repurchase agreements. The Fund may temporarily invest in fixed income securities of any duration. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested. The level of liquid reserves may vary significantly due to differences in investment judgments made by the Portfolio Managers.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year, as well as within a year. The Fund may engage in short-term trading if Heartland Advisors anticipates the expected benefits exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of the Fund. High portfolio turnover could result in increases in transaction costs, generate realized capital gains that would be taxable to shareholders when distributed, and adversely affect the Fund’s performance.

PORTFOLIO HOLDINGS

A description of Heartland’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

INDEX DEFINITIONS

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth characteristics.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The index is unmanaged. It is not possible to invest directly in an index.

9

OTHER investment strategies and investment risks

In addition to the principal investment strategies discussed above in this Prospectus, the Fund may engage in other non-principal investment strategies discussed below and in its SAI. Unless otherwise stated, investment policies and limitations set forth below and elsewhere in this Prospectus or the SAI that are described in terms of percentages apply at the time a security is purchased.

Change or Influence Control over Portfolio Companies. As a passive investor in a portfolio company, the Fund may communicate its views as a shareholder on matters of policy to the company’s management, board of directors, and other shareholders when a policy may affect the value of the Fund’s investment. However, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management. For example, the Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company. The Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund’s shareholders. The extent to which the Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer, as well as general market conditions.

Investing for purposes of changing or influencing control of management could result in additional expenses to the Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict the Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure is required regarding the Fund’s investment and trading strategies in regulatory filings relating to such securities.

It is expected that the Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Illiquid Securities. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. A determination of whether a security is illiquid is made based upon guidelines established by the Board of Directors and depends upon relevant facts and circumstances. Under those guidelines, the term “illiquid security” generally includes securities subject to restrictions on resale as a matter of contract or law, interest-only and principal-only mortgage-backed securities issued by private issuers, repurchase agreements maturing in more than seven days, and any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. The Fund may invest in financial instruments that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Securities that are not deemed to be illiquid under guidelines established by the Board of Directors are not subject to the Fund’s limitation on illiquid securities.

Securities issued in Pipe transactions. The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Private placement Securities. The Fund may invest in securities that are purchased in private placement transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. In addition, securities acquired in private placements typically are not publicly traded and they may be difficult to sell. Further, because there is generally no public market for these securities, there may be less information publicly available and, thus, it may be difficult to determine their fair value. While securities acquired in private placements are generally presumed to be illiquid, such securities may be ultimately determined to be liquid by the Heartland Board of Directors. Securities that are not deemed to be illiquid under guidelines established by the Board of Directors are not subject to the Fund’s limitation on illiquid securities.

Private company Securities. The Fund is also permitted to invest in securities that are issued by privately held companies. Securities issued by privately held companies are subject to the risks described above under the heading “Private Placement Securities.” Also, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, Heartland Advisors may not have timely or accurate information about the business, financial condition, and results of operations of the privately held companies in which the Fund invests. The securities of privately held companies are generally considered illiquid, although such securities may be ultimately determined to be liquid by the Heartland Board of Directors. Securities that are not deemed to be illiquid under guidelines established by the Board of Directors are not subject to the Fund’s limitation on illiquid securities.

10

Initial Public Offerings. The Fund may purchase equity securities in initial public offerings (“IPOs”). Such investments may have a magnified performance impact on a Fund due to the typical price volatility of securities sold in IPOs. Investments in IPOs also involve the risks that an active trading market may not develop or be sustained for the securities, that the issuer may not have a significant operating history, or that the issuer may not meet market expectations.

Futures and Options. The Fund may engage in transactions in options, futures, and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. The Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Fund may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Heartland Advisors’ attempts to use such investments may not be successful and could result in reduction of the Fund’s total return. The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund was unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

The Fund’s use of options, futures, and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100% of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swaps positions considered non-bona fide hedging under regulations of the Commodities Future Trading Commission.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock Risk. A preferred stock has a blend of the characteristics of bonds and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets or both after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or discontinued by the issuer.

Debt Securities. Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

HIGH-YIELD DEBT SECURITIES. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

11

When-Issued and Delayed-Delivery Securities; Forward Commitments. The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Fund may purchase securities in this manner in order to secure a potentially advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a “dollar roll” basis, meaning that the Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

12

PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS

Prior Performance for Similar Accounts.

The following tables contain certain performance information for accounts managed by Heartland Advisors with objectives, policies and strategies substantially similar to the Fund, known as the Heartland Mid Cap Value Composite (the “Composite”). This composite was created in 1993 and consists of fully discretionary equity portfolios primarily invested in companies with market capitalizations between $1 billion and $15 billion. The Composite seeks long-term capital appreciation and modest current income. The minimum account size for this composite is $500,000.

As of September 30, 2013, the composite consisted of nine accounts.

The performance information is limited and may not reflect performance in all economic cycles. The accounts in the Composite were not subject to certain investment limitations, diversification requirements, and tax and other restrictions imposed on registered investment companies such as the Fund, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the Composite.

Composite performance reflects the deduction of all fees and expenses charged by Heartland Advisors and any transaction costs. The Composite’s performance would have been lower than that shown above if the accounts included in the Composite had been subject to the fees and expenses of the Fund’s Investor Class shares. The U.S. Dollar is the currency used to express performance. The investment management fee schedule for the Composite is as follows: 1.00% per annum on the first $5,000,000 and 0.85% per annum on the next $10,000,000. Fees on accounts over $15,000,000 are negotiable. Actual investment advisory fees may vary. Further information on the fees can be found in Part 2A of Heartland Advisors’ Form ADV.

The Composite’s results are time-weighted rates of return, calculated monthly.  Net returns presented are net of advisory fees and transaction costs (if any).  This methodology differs from the guidelines of the SEC for calculating performance of mutual funds.

This performance information is not the historical performance of the Fund. Past performance is no guarantee of future results, and the past performance of the Mid Cap Value Composite is not indicative of the future performance of the Fund. The tables below compare the Composite’s returns to that of a broad-based securities market index that is unmanaged. It is not possible to invest directly in an index.

Mid Cap Value Composite – Average Annual Total Returns for the Periods Ended September 30, 2014

	1 Year	3 Years	5 Years	10 Years
Composite Net	16.97%	22.34%	15.25%	13.34%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	17.46%	24.72%	17.24%	10.17%

Mid Cap Value Composite – Calendar Year Total Returns

	Composite Net	Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)
2014 (1)	5.68%	8.20%
2013	39.52%	33.46%
2012	10.49%	18.51%
2011	-7.73%	-1.38%
2010	24.71%	24.75%
2009	35.14%	34.21%
2008	-22.18%	-38.44%
2007	5.14%	-1.42%
2006	24.10%	20.22%
2005	18.41%	12.65%
2004	28.27%	23.71%

(1) For the period from January 1, 2014 – September 30, 2014.

Heartland Advisors, Inc. (“the Firm”) claims compliance with the Global Investment Performance Standards (GIPS©.) The Firm is a wholly owned subsidiary of Heartland Holdings, Inc. and is registered with the Securities and Exchange Commission.  For a complete list and description of Heartland Advisors composites, additional information regarding policies for valuing portfolios and calculating performance, and/or a complete presentation that adheres to the GIPS© standards, contact Institutional Sales at Heartland Advisors, Inc. 789 N. Water Street, Suite 500, Milwaukee, WI 53202 or call 888-505-5180.

13

How to Invest

PURCHASING SHARES OF THE FUND

Two Classes of Shares. The Fund offers two classes of shares: Investor Class Shares and Institutional Class Shares. Each Class has its own sales charge, expense structure, and minimum investment amounts, allowing you to choose the Class that best meets your situation.

The following table shows the available classes of shares and highlights some of the differences between the two classes.

Features of Class	Investor Class Shares	Institutional Class Shares
Eligible investors	Open to All Investors	Open only to Eligible Investors(1)
Front-end sales charge	None	None
Contingent deferred sales charge	None	None
Redemption Fee(4)	2%	2%
12b-1 Fee	Up to 0.25% of average daily net assets	None
Minimum investment amount(2)(3)	$1,000	$500,000
(1)	Please refer to “Purchasing Institutional Class Shares” below for a description of investors that are eligible to purchase Institutional Class Shares.
(2)	Minimum investment amount may vary according to type of account. Please refer to “Purchasing Investor Class Shares” and “Purchasing Institutional Class Shares” below for a description of minimum investment amounts.
(3)	The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.
(4)	As a percentage of the then-current net asset value of any shares of the Fund that are redeemed or exchanged within 10 days after they were purchased.

Purchasing Investor Class Shares

Eligible Investors. Investor Class Shares are offered to all types of investors directly and through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries.

Minimum Investments. If you purchase Investor Class Shares directly from the Fund, your initial investment must be for a minimum of $1,000, except for Individual Retirement Accounts (“IRAs”), Coverdell Education Savings Accounts (“ESAs”), and regular accounts opened with an automatic investment plan. Subsequent purchases made, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties. The table below shows the minimum initial amounts that apply to your purchases of Investor Class Shares of the Fund.

Regular Account(1)	IRA Account	Coverdell ESA
$1,000	$500	$500

(1)	Regular accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

Fees. Investor Class Shares of the Fund are sold without a sales charge. The Investor Class Shares of the Fund are subject to a 12b-1 fee calculated at the annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund.

Purchasing Institutional Class Shares

Eligible Investors. Institutional Class Shares are offered to all types of investors directly and through mutual fund supermarkets or platforms offered by broker-dealers or other financial intermediaries, provided that the investor meets the minimum investment threshold for Institutional Class Shares discussed below.

Minimum Investments. The minimum initial investment for the Institutional Class Shares, including for IRAs, is $500,000 and for additional purchases of Institutional Class Shares is $100. This minimum may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or recordkeeper. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.

Fees. Institutional Class Shares of the Fund are sold without a sales charge and are not subject to a 12b-1 fee.

Purchasing Shares Generally

Eligibility to Buy Shares. The Fund is available for purchase only by residents of the United States and certain U.S. territories. Please contact Heartland Advisors or the Distributor for a list of the U.S. territories. After opening an account, if you cease to reside in one of these areas, you will be ineligible to purchase additional shares, except those purchased through reinvestment of net investment income and net capital gain distributions.

Call a Shareholder Services Representative directly at 1-800-432-7856 if you have questions about your ability to invest in the Fund.

Time of Purchase; Form of Payment. Your purchase of the Fund’s shares will be made at the net asset value per share next determined after the Fund or its authorized agent receives your purchase request. Your order will not be accepted unless your application or other documentation is complete, your identity is confirmed, and payment in the proper form and amount accompanies your application. Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer, or electronic transfer. The Fund will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. Once accepted by the Fund or its authorized agent, you may not cancel or revoke your purchase request, but you may redeem your shares at the next determined net asset value for the Fund, which may be subject to a redemption fee. However, the Fund may withhold these redemption proceeds until the Fund is reasonably satisfied it has received your payment, which may take up to 15 days.

14

Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that, among other reasons, the officers of Heartland determine employs investment strategies that are not in the best interests of the Fund or its shareholders. Shares purchased through third parties may be subject to special fees, such as transaction fees, different investment minimums and other conditions imposed by these third parties, that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this Prospectus.

Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on the Fund’s behalf. If you purchase shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order.

If you place an order for Fund shares through a financial intermediary that is not an authorized agent of the Fund in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Fund in accordance with the Fund’s instructions, your purchase will be processed at the net asset value next determined after the Fund receives your order from that intermediary. The financial intermediary must promise to send to the Fund immediately available funds in the amount of the purchase price in accordance with the Fund’s procedures. If payment is not received within the time specified, the Fund may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its investment advisor may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PURCHASES by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, additional documentation to substantiate the existence of the organization (i.e., Articles of Incorporation, Trust Agreements, Partnership Agreements, or other official documents) is required to open an account.

How to Purchase Shares

By Mail

To open an account, please complete one of the following:

• Account Application

• IRA Application

• Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Please make your purchase check payable to Heartland Funds and mail the completed, signed application, along with your investment check, to the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Heartland Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

To add to an account, detach the Additional Investment Form from your account statement and submit with your check payable to Heartland Funds to the appropriate address listed above. You may also make additional investments through the Internet by logging into your account. Please note that bank instructions must be established on your account prior to the transaction.

By Telephone

If you  have already opened an account with Heartland Funds and established your bank account information, you may call Heartland Funds at 1-800-432-7856 to request a purchase of shares by authorizing the amount to be drafted from your bank account. In order to purchase by telephone, you must add the telephone purchase option to your existing account by completing the Account Maintenance Form. Generally, purchases will be made at the next determined closing price after instructions are received. Transactions placed by telephone for which Heartland is unable to successfully draft from your bank account will be canceled.

15

By Internet

To open an account by Internet, please visit WWw.heartlandfunds.com

Some account types that require additional documentation may not be opened online. All online applications submitted are subject to review and will be confirmed upon acceptance.

When establishing an account online, you will be required to provide active bank account information to facilitate transactions.

You may also make additional investments through the Internet by logging into your account. Transactions placed by Internet for which Heartland is unable to successfully draft from your bank account will be canceled.

By Wire

To open an account by wire, please complete one of the following:

•	Account Application

•	IRA Application

•	Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Contact Heartland Shareholder Services at 1-800-432-7856 for further instructions. If Heartland Funds is not informed of the new account and wire purchase prior to market close on the business day it is delivered to Heartland Funds or its agents, your purchase may be delayed or canceled.

Please note that your financial institution may charge a fee to wire funds.

By Automatic Investment

To set up an Automatic Investment Plan, complete the automatic investment section of the Account Application or the Account Maintenance Form (for existing accounts) and attach a voided check. Return the form to the appropriate address. Automatic Investment Plans may be established for a minimum of $50 per bank draft.

By Exchange

New accounts may be opened by exchange and will have identical registration and services as the account from which the funds were exchanged. Please note that an exchange may be subject to an early redemption fee and will be treated as a redemption of shares upon which you will realize a taxable gain or loss, unless your Fund shares are held in a tax-deferred account. Please consult with your tax advisor.

Exchanges may be placed in writing, by telephone, or through the Internet by logging into your established Heartland Funds account.

16

How to redeem

Redeeming Shares Generally

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions are received by the Fund or its authorized agent. A redemption order will not be accepted unless the order and related information are complete. The Fund will not accept an order with instructions for redemption on a particular date or at a particular price. The Fund uses procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Fund is not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted by the Fund or its authorized agent, you may not cancel or revoke your redemption order.

Available proceeds are generally mailed within two business days, or wired on the next business day, after the Fund or its authorized agent accepts your redemption request, although they could be delayed for up to seven days. If redemption instructions are received for shares that have not been paid for, your shares will be redeemed, but the Fund reserves the right to hold the proceeds until payment of the purchase price can be confirmed, which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. The Fund does not guarantee the time of receipt of your proceeds and is not responsible for delays in mail or wire services. In limited circumstances, as permitted by the Securities and Exchange Commission (“SEC”) (such as when the New York Stock Exchange (“NYSE”) is closed or trading is restricted, or when an emergency exists), the Fund may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Fund reserves the right to pay redemptions in the amount of more than $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder “in kind,” which means you would be paid in portfolio securities of the Fund being redeemed. If this occurred, you might incur transaction costs when you sell the portfolio securities. Portfolio securities may be illiquid and may not be saleable at the time they are received. For federal income tax purposes, redemptions paid in kind are taxed in the same manner as redemptions paid in cash.

If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current net asset value or take other measures as allowable by law unless, and until, you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing the redemption request should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer’s authority to sign on behalf of a corporate shareholder is also required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland prior to mailing their instructions to determine if other documentation may be required.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Fund indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Fund. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund’s behalf. If you redeem shares through a third party which is also an authorized agent of the Fund, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; orders through a non-authorized intermediary will be processed at the net asset value per share next determined after receipt of the order by the Fund.

Involuntary Redemption. If you do not participate in an Automatic Investment Plan or do not qualify for an exemption from the minimum initial investment for the Fund and/or a particular Share Class, and your account value with respect to the Fund’s shares falls below $500 for Investor Class Shares or $400,000 for Institutional Class Shares, for three consecutive months or more, we may redeem all of your shares in that account, at the Fund’s net asset value per share next determined after we redeem your shares, upon 60 days’ advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $500 for Investor Class Shares or $400,000 for Institutional Class Shares.

Early Redemption Fee. Shares of the Fund that are redeemed or exchanged within 10 days after purchase will be assessed a 2% fee on the net asset value of the shares next determined after your request for redemption is received. The fee will apply to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is paid to the Fund and is deducted from your redemption proceeds. The purpose of this early redemption fee is to discourage market timing and other short-term trading in the Fund. Short-term trading may be disruptive to the Fund’s normal investment operations and harmful to the interests of long-term shareholders. Heartland reserves the right to modify the terms of or terminate this fee at any time upon notice to shareholders.

The early redemption fee will be waived under the following circumstances:

•	For shares held in an account of certain retirement or profit-sharing plans;

•	For shares held in tax-favored savings plans;

17

•	For shares held in asset allocation programs, wrap accounts, or certain similar accounts, if approved by Heartland;

•	For shares purchased by automatic reinvestment of income or capital gains distributions from the Fund;

•	For shares purchased through an automatic investment plan; and

•	For shares redeemed through a systematic withdrawal plan.

In addition, the early redemption fee may be waived if the Fund does not have the capability to charge the fee. For example, this may occur if the Fund cannot reasonably identify a shareholder who trades through an omnibus account held by a third party or financial intermediary, or reasonably detect short-term trading through such an account. In addition, certain third parties or financial intermediaries may apply different or additional redemption fees or charges.

How to Redeem Shares

By Mail

Provide a letter of instruction that includes:

•	The names and signatures of all account owners

•	Your Heartland account number

•	Your telephone number

•	The dollar amount or number of shares that you would like to redeem (sell)

•	Any special payment instructions

•	Any special documents requested by Heartland to assure proper authorization for the redemption

•	IRA redemptions must include a statement of withholding. If no statement is made, Heartland Funds will withhold 10%.

We will mail the proceeds to the address on the account unless otherwise requested in your written instructions. Instructions for redemptions over $50,000, including those through IRA transfers, and those that request delivery to a bank account or address other than the address of record on the account may require a medallion signature guarantee.

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Heartland Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Telephone

Call a Heartland Funds’ representative toll-free at 1-800-432-7856 to request your redemption. Redemption requests for an IRA or Coverdell ESA may be allowed over the phone in limited circumstances, that may include, normal, pre-mature, and pre-mature exempt distributions. Heartland reserves the right to request that any redemption request be made in writing. You will be asked to provide personal identification information to confirm your identity. A check will be mailed to the address of record for the account unless other arrangements have been pre-authorized. Express mail delivery is available upon request for an additional charge (currently $22.00, subject to change) and additional charges may apply for Saturday delivery.

Wire and Electronic Funds transfer services are available; however, they must be pre-authorized in writing. Contact a representative for information on adding this option to your account. Wire transfers are subject to a fee (currently $4.00, subject to change).

By Internet

Shareholders who hold their account directly with Heartland may redeem shares by accessing their account online at www.heartlandfunds.com. Redemption proceeds from online transactions may be mailed to the address of record, or may be sent electronically to a bank account that has been previously established for this purpose.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request or visit our website at www.heartlandfunds.com to download an Account Maintenance Form to add a systematic withdrawal plan to your account.

HOW MAY WE HELP YOU?

1-800-432-7856

www.heartlandfunds.com

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. If you have a question about investing or need forms described above, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

Please note that you may terminate or change any option you elect at any time upon five days’ advance notice to the Fund.

18

aCCOUNT pOLICIES

HOW TO RECEIVE ACCOUNT INFORMATION

By Telephone

Call 1-800-432-7856

Heartland Funds’ representatives are available to answer your questions from 8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday.

Account balance information is also available over the automated telephone line 24 hours a day, 7 days per week. You will be asked to establish a personal identification number for account access.

Over the Internet

Shareholders who hold their account directly with Heartland may visit our website at www.heartlandfunds.com and click on the “Shareholder Log In” link. Follow the registration/log in instructions to access your account. You may view account balances, registration, and history. Please refer to “E-Delivery of Fund Documents,” on page 22, for additional information regarding receiving fund documents by E-Delivery.

By Mail

Account statements are mailed at the end of each calendar quarter. If you would like to receive a printed statement at any time, please contact Shareholder Services at 1-800-432-7856.

EXCHANGING SHARES

Unless you instruct the Fund that you do not want this service, you are automatically permitted to purchase shares of any Heartland Fund with the redemption proceeds from your account in any other Heartland Fund. This type of transaction is referred to as an “exchange” and may be effected by writing or calling the Fund. Subject to compliance with applicable minimum initial and subsequent investment requirements and other restrictions applicable to the Fund you would like to purchase, you may exchange your shares of any Fund for shares of the same Class of any other Heartland Fund. Before engaging in any exchange, you should obtain from Heartland and read the current Prospectus for the mutual fund you intend to purchase. Telephone exchanges may only occur between identically registered accounts.

Investments in any Heartland Fund are subject to the terms and conditions of that Fund’s Prospectus. Exchanges are subject to the early redemption fee discussed above and the excessive account activity restrictions discussed below. You may obtain a current Prospectus by calling 1-800-432-7856 or visiting www.heartlandfunds.com.

You should bear in mind, with regard to all exchanges, that an exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging, and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you may realize a gain or loss for federal income tax purposes on that sale. These exchange privileges may be modified or terminated at any time.

OTHER POLICIES

Customer Identification Program. Heartland has adopted a customer identification program as required by the USA PATRIOT Act, as amended. The USA PATRIOT Act is designed to help the government fight the funding of terrorism and money laundering activities. It specifically requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account.

Under Heartland’s customer identification program, when you open an account we will ask for your name, street address (or APO/FPO), date of birth, social security number, and other information that will allow us to confirm your identity. Corporate accounts will require other similar information. We may also ask to see other identifying documents. Your shares will be purchased at the net asset value next calculated after Heartland confirms your identity.

Heartland reserves the right not to open an account or process any purchases, exchanges, or redemptions unless and until we can confirm your identity. We also may close an account if there are any discrepancies in the identifying information you have provided. If your account is closed for this reason, your shares will be redeemed at the net asset value next determined after the account is closed.

Excessive Account Activity. An excessive number of purchases and redemptions by a shareholder (short-term trading) may be disadvantageous to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares may present certain risks to Fund shareholders such as dilution in the value of Fund shares held by long-term investors, interference with the efficient management of the Fund’s portfolio, increased brokerage, transaction and administrative costs, and adverse tax consequences. Heartland and its Board of Directors have adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Fund by shareholders, which are intended to discourage such activity, including the imposition of a 2% fee on redemptions or exchanges of Fund shares made within 10 days of purchase. See “Redeeming Shares of the Fund - Early Redemption Fee.” Heartland also seeks to identify and detect frequent trading activity that may be disruptive to the Fund, although if such activity is made through omnibus accounts detection may be difficult. Heartland reserves the right to restrict or prohibit any purchase or exchange, and to terminate investment or exchange privileges, if the officers of Heartland determine, in their sole discretion, that any trading activity by a shareholder is not in the best interest of the Fund or its other shareholders. Certain third parties or financial intermediaries may apply additional short-term trading and/or frequent trading limitations.

19

Confirming your Transactions. Heartland will send you a written confirmation of every purchase and redemption order in the Fund, excluding automatic transactions. You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with whom you placed your order promptly if you notice any discrepancy. Transaction activity records are available to registered users through the Heartland Funds website at www. heartlandfunds.com.

Copies of historical account statements are available upon request.

IRAs and Coverdell Education Savings Accounts. The Fund is available for investment under a self-directed IRA plan for individual investors as well as Simplified Employee Pension (“SEP”) IRAs for self-employed persons and employers and Coverdell Education Savings Accounts (“ESAs”). The Fund is available for investment under these programs at a reduced initial investment minimum of $500 (for Investor Class Shares only). Booklets describing these programs and the forms necessary for establishing accounts under them are available upon request from Heartland or at www.heartlandfunds.com.

The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder, which may also be charged on transfers or redemptions.

Backup Withholding. Under IRS rules, you must furnish to the Fund your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on net investment income and net capital gain distributions and redemption proceeds. If you do not do so, or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemptions proceeds. Amounts withheld by the Fund are submitted to the IRS and are not usually recoverable by the Fund but are credited toward your federal income tax liability.

Signature Guarantees. To protect your account, the Fund reserves the right to require a Medallion Signature Guarantee, signature verification from a Signature Validation Program member, or other form of authentication from a financial institution source acceptable to the Transfer Agent (collectively referred to as a “signature guarantee”) for written redemption instructions. Normally, a signature guarantee will be required if the written redemption proceeds will exceed $50,000. A signature guarantee will generally also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund’s records or to an address that was changed within the last 15 days, or forwarded to a bank not identified on the Fund’s records as authorized to receive the proceeds or to a bank account that was changed within the last 30 days. A signature guarantee generally will also be required when adding or changing bank instructions to your account and/or changing the registration for your account. In addition to the situations described above, the Fund and/or its Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances of the particular situation. Acceptable guarantors include, among others, banks, and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

Medallion Signature Guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A Medallion Signature Guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink, and scanners.

Reserved Rights. In addition to other reserved rights, the Fund may:

•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or redemption privileges, for any reason;

•	Reject any purchase request for any reason;

•	Freeze any account and/or involuntarily redeem an account, if Heartland believes that the account is being used for fraudulent or illegal purposes. Heartland may take this action when, at its sole discretion, it deems the action to be in the Fund’s best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law;

•	Waive or lower any minimum dollar investment amount; and/or

•	Suspend redemptions or postpone payments when the NYSE is closed, when trading on the NYSE is restricted, or when an emergency exists that prevents the Fund from disposing of its portfolio securities or pricing its shares.

COST BASIS. The Fund is required to report to you, and the IRS, the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when they are subsequently redeemed or exchanged. The Fund will determine the cost basis of covered shares using the Average Cost Method, unless you elect in writing a different permissible method. Please see the Statement of Additional Information for more information regarding cost basis reporting, including information about the Average Cost Method.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Heartland representatives are not licensed tax advisors and are unable to give tax advice.

Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

20

SHARE PRICE

Shares of the Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund’s assets and liabilities divided by the number of shares outstanding. It is determined as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time, but may be earlier in the case of a holiday or when an emergency exists) on each day the NYSE is open (the “Close of Trading”). Orders received after the Close of Trading are priced at the net asset value per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Fund are required to segregate orders received after the Close of Trading and transmit those orders separately for execution at the net asset value per share next determined.

For purposes of determining net asset value for the Fund, the Fund’s portfolio securities are valued on the basis of market quotations or at fair value in accordance with pricing policies and procedures adopted by Heartland’s Board of Directors. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. The Fund uses a “fair value” methodology to value securities for which market quotations are not readily available or deemed unreliable. Market quotations are readily available in most instances for the common stocks and other equity securities in which the Fund invests. However, some of the securities held by the Fund may be illiquid or thinly traded due to their small market capitalizations, the size of the Fund’s position, or otherwise, and are valued at their fair values. An equity security may also be priced at its fair value when the exchange on which the security is principally traded closes early or when trading in the security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Pricing Committee for Heartland may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Debt securities are generally stated at fair value as furnished by an independent pricing service based primarily on information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities purchased with remaining maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium.

Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Fund’s Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

21

sHAREHOLDER iNFORMATION and rEPORTING

HEARTLANDFUNDS.COM

Heartland’s website, located at www.heartlandfunds.com, provides investors with a variety of information about the Fund, including daily share prices, market updates, and shareholder reports. Shareholders who hold their accounts directly with Heartland can access their accounts directly to review current balances, recent transactions, and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Fund’s portfolio managers review their strategies and results in Annual and Semiannual Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual Prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, Prospectus or other communication will be mailed to shareholders who share a single address. This practice is referred to as “householding.” To receive additional copies or discontinue our practice of householding your materials, you may call Shareholder Services at 1-800-432-7856, or write to ALPS Fund Services, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado 80203. If you choose to discontinue the practice of householding your materials, the Fund will begin to send separate copies to you within 60 days after we receive your notice of discontinuation.

E-DELIVERY OF FUND DOCUMENTS

Heartland Funds offers those shareholders who hold their accounts directly with Heartland the option of receiving Fund documents, such as account statements and marketing materials, by E-Delivery. You may enroll in Heartland Funds’ E-Delivery Services at www.heartlandfunds.com by logging in to your account. You may opt-in to receive links to documents and materials by e-mail as they become available rather than receiving paper copies.

If your e-mail remains undelivered after a second attempt, your E-Delivery subscription will be discontinued and paper copies of Fund documents will be sent to your mailing address on record. Technical difficulties and other matters beyond the Fund’s control may affect your ability to participate in the Fund’s E-Delivery program. The Fund has no liability for the failure or disruption of the E-Delivery service due to circumstances beyond Heartland’s reasonable control.

NET INVESTMENT INCOME AND NET CAPITAL GAIN DISTRIBUTIONS

A distribution from net investment income represents the income the Fund generally earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that the Fund holds compared to its original purchase price. The gain or loss is “unrealized” until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Fund will generally be distributed to shareholders annually. If the Fund has a net capital gain for a year, the Fund normally will distribute substantially all of its net capital gain at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Net investment income and net capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have net investment income or net capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check and future distributions in shares of the Fund at their then-current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

“Buying a Dividend.” Please note that if you purchase shares of the Fund just before the record date of a distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund’s net asset value per share on the record date will be reduced by the amount of the distribution. This is sometimes referred to as “buying a dividend.” To obtain additional information about distributions, you may visit our website at www.heartlandfunds.com, call Shareholder Services at 1-800-432-7856, or write to Heartland at 789 North Water Street, Suite 500, Milwaukee, WI 53202.

TAXES

The character of distributions that the Fund makes (i.e., net investment income or net capital gain - see discussion under “Net Investment Income and Net Capital Gain Distributions” above) affects the tax treatment of those distributions to you. In particular, all net investment income distributions (other than any portion attributable to qualified dividends) will be taxable to shareholders as ordinary income for federal income tax purposes. Net capital gain distribution will be taxable as long-term capital gains to shareholders regardless of how long the shareholder has held Fund shares. Dividends from domestic and certain foreign corporations held by the Fund may be considered “qualified dividends,” as provided under the Internal Revenue Code. If certain holding period requirements are met, these dividends may be taxed at the reduced rates applicable to long-term capital gains. If the Fund declares a distribution in October, November, or December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in October, November, or December. The Transfer Agent for the Fund will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year. These tax rules apply whether distributions are paid by the Fund to you in cash or reinvested in additional shares of the Fund.

22

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax.

If you redeem or exchange your shares, the transaction is a taxable event. Generally, you will recognize a capital gain or loss for federal income tax purposes of an amount equal to the difference between the cost of your shares and the price you receive when you sell them. However, the wash sale rules of the Internal Revenue Code may disallow or recharacterize the loss for tax purposes. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this Prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Fund.

23

PRIVACY POLICY

Heartland respects its clients’ right to privacy and understands that the privacy and security of nonpublic personal information is important and, therefore, maintains safeguards reasonably designed to protect client data from unauthorized access. Heartland does not sell this information to anyone and only shares such information with others as permitted by law or for the purpose of serving your investment needs.

What Information Heartland Collects

Heartland collects only information that is either required or necessary to provide personalized investment services. Any information you choose to provide is kept confidential and allows Heartland to:

•	Service your account;

•	Deliver products and services that may be of interest to you;

•	Prevent unauthorized access to your account;

•	Improve shareholder service; and

•	Comply with legal and regulatory requirements.

Depending on the nature of your relationship with Heartland, nonpublic personal information such as name, address, Social Security number, telephone number, and income may be collected from the following sources:

•	Information Heartland receives from you on applications or other forms, on Heartland’s website, or through other means;

•	Information Heartland receives from you through transactions, correspondence, and other communications with Heartland, Heartland affiliates, and others; and

•	Information Heartland otherwise obtains from you in connection with providing you a financial product or service.

What Information Heartland Shares

Heartland does not share the information collected about its shareholders or former shareholders with any third parties, except as required or permitted by law or for the purpose of servicing shareholder needs. This means Heartland may disclose the information collected to companies who help maintain and service your account. For example, Heartland may share information with a transfer agent or clearing broker to process your securities transactions and update your accounts or to an external service provider so that your account statements can be printed and mailed. These companies are only permitted to use this information for the services for which Heartland hired them, and are not permitted to use or share this information for any other purpose. Heartland will share information with affiliates if the information is required to provide a product or service a shareholder requested. Additionally, Heartland may share information with its affiliates about shareholders or shareholder accounts in order to make shareholders aware of services and products which Heartland thinks may be of interest or value to them. Marketing from Heartland’s affiliates may also include invitations to events sponsored by them. Affiliates are companies in the Heartland group of companies, such as Heartland Advisors and other mutual funds managed by Heartland Advisors. Heartland may also disclose nonpublic personal information to government agencies and regulatory organizations when permitted or required by law.

How Heartland Protects Your Information

For your protection, Heartland restricts access to your nonpublic personal information to those individuals who need to know that information to provide products and services to you. Heartland maintains physical, electronic, and procedural safeguards that are reasonably designed to comply with federal standards to maintain the confidentiality of your nonpublic personal information. The accuracy and protection of your personal information is important to Heartland.

How to Contact Heartland

You may limit Heartland’s affiliates in the Heartland group of companies from marketing their products or services based on personal information that Heartland collects and shares with them. Your choice to limit marketing offers from Heartland’s affiliates will apply until you request a change to your choice. Your choice to limit marketing offers from Heartland’s affiliates will not affect your ability to receive marketing materials directly from Heartland. If you have already made a choice to limit marketing offers from Heartland’s affiliates, you do not need to act again. To limit marketing offers, contact Heartland at the telephone number listed below.

24

The accuracy of your personal information is important to Heartland.

You can correct, update, or confirm your personal information and limit marketing offers from Heartland’s affiliates by calling Heartland at 1-800-432-7856.

25

HEARTLAND FUNDS

General Information and Account/Price Information (24 hours):
1-800-432-7856 or 414-289-7000
www.heartlandfunds.com

HEARTLAND FUNDS

789 North Water Street

Suite 500

Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR

Heartland Advisors, Inc.

789 North Water Street

Suite 500

Milwaukee, Wisconsin 53202

DISTRIBUTOR
ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1900 16th Street, Suite 1600

Denver, Colorado 80202

fund COUNSEL

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

independent director COUNSEL

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Fund’s Statement of Additional Information (“SAI”), or its most recent Annual or Semiannual Reports, you may call or write ALPS Distributors, Inc. at:

ALPS Distributors, Inc.

789 North Water Street

Suite 500

Milwaukee, Wisconsin 53202

1-800-432-7856 or 414-289-7000

You may also obtain the SAI, the Fund’s most recent Annual and Semiannual Reports, Form N-Q, and other relevant information at Heartland Funds’ website at www.heartlandfunds.com.

The SAI, which contains more information on the Fund, has been filed with the Securities and Exchange Commission (“SEC”), and is legally a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semiannual Reports, which are also filed with the SEC. A complete list of the Fund’s portfolio securities is contained in the most recent Annual Report, Semiannual Report, or Form N-Q. The Fund’s generally publicly file these documents, which include portfolio holdings information, within 60 days of quarter end. In the Annual and Semiannual Reports, you will also find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year and six-month fiscal period, respectively.

Reports and other information regarding the Fund are available on the EDGAR database on the SEC’s Internet website (http://www.sec.gov). This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-551-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-4982

26

This page intentionally left blank.

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s nearly 300 years of experience to uncover out-of-favor, financially sound and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value Investing TM

HEARTLAND MID CAP VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 31, 2014

Heartland Group, Inc.

789 North Water Street

Suite 500

Milwaukee, Wisconsin 53202

1-800-432-7856

www.heartlandfunds.com

Mid Cap Value Fund

Share Class	Ticker

Investor	HRMDX

Institutional	HNMDX

Heartland Group, Inc. (“Heartland”) is registered as an open-end, management investment company consisting of separate mutual fund series, including the Fund listed above (the “Fund”). The investment advisor for the Fund is Heartland Advisors, Inc. (“Heartland Advisors” or “the Advisor”). This Statement of Additional Information (“SAI”) relates to the Fund, which has a distinct investment objective and program from the other series of Heartland.

This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Fund, dated October 31, 2014. You may obtain a free copy of the Fund’s Prospectus and an account application by contacting the distributor of the Fund, ALPS Distributors, Inc. (the “Distributor”), at the street or website address, or at the telephone number, listed above for Heartland Group, Inc.

The Fund’s Annual Report will be available, without charge, by calling the Fund at the toll-free telephone number shown above or by visiting the Fund’s website at www.heartlandfunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.

2

INTRODUCTION TO THE FUND

Each member of the Heartland Family of Funds, including the Fund, is a separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified fund and has a distinct investment objective and program from the other members of the Heartland Family of Funds.

On or about October 31, 2014 the Fund is expected to commence operations.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

Investment Objective

The investment objective of the Fund is long-term capital appreciation and modest current income.

The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund. The Fund will generally not initiate a position in a company unless it has a market capitalization between $1 and $15 billion. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects and market conditions.

As the Fund invests in a limited number of stocks (generally 30 to 60), a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s share price and investment return.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities, and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures, and other structured transactions. The Fund is limited to 5% of its liquidation value for initial margin and premium amounts, or to an aggregate net notional value of commodity interests that does not exceed 100% of the liquidation value of its portfolio, in each case after taking into account unrealized profits and losses on futures, options, or swap positions considered non-bona fide hedging under regulations of the Commodities Futures Trading Commission (“CFTC”).

3

Under adverse market, economic, political, or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities, and repurchase agreements. Temporary investments in liquid reserves are not required and may not be possible because of market conditions. Such investments also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled “Types of Securities” and “Portfolio Management Strategies.” The Fund’s investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

TYPES OF SECURITIES

The following information supplements the discussion of the Fund’s investments described in the Prospectus.

Illiquid Securities

The Fund may invest in illiquid securities. However, the Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund’s net assets would be invested in such securities. For purposes of applying this limitation, an “illiquid security” means one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.

Under guidelines established by, and under the oversight of, Heartland’s Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland’s Board of Directors. While securities acquired in private placements are generally presumed to be illiquid, such securities may be ultimately determined to be liquid by the Heartland Board of Directors. These securities, as well as Rule 144A securities, deemed to be liquid pursuant to the guidelines adopted by Heartland’s Board of Directors, are not treated as being subject to the limitation on illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

4

Repurchase agreements maturing in more than seven days are deemed to be illiquid.

To the extent it invests in illiquid or restricted securities, the Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price. In addition, if the Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

Foreign Investments and Currencies

In considering whether to invest in the securities of a foreign company, Heartland Advisors considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on Heartland Advisors’ assessment of prevailing market, economic and other conditions.

The Fund may invest up to 25% of its assets directly in foreign securities or securities of U.S. companies whose revenue or operating income is derived primarily from outside of the U.S. and may invest without limitations in foreign securities through depositary receipts (“DRs”). A foreign company or issuer is any company or issuer whose primary operations or revenues are located outside the U.S. and its territories.

Investments in Depositary Receipts and foreign securities involve certain inherent risks, including the following:

Depositary Receipts. The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have complete voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, GDRs, in registered form, are denominated in foreign currency and are designed for use in the foreign securities markets. GDRs are receipts typically issued by a foreign bank or trust company evidencing ownership of the underlying securities. The Fund is not subject to any limitations specific to ADRs. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

5

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Heartland Advisors expects that many foreign securities in which the Fund may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Furthermore, beginning in 2014, the United States is imposing a new 30% withholding tax under the Foreign Account Tax Compliance Act (“FATCA”) (generally non-refundable) on certain payments to certain foreign entities, which could affect the Fund’s return on a foreign portfolio security.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of trading and maintaining the custody of foreign securities may be higher.

Passive Foreign Investment Companies

The Fund may invest in stocks of foreign companies that are classified under the Internal Revenue Code of 1986, as amended (the “Code”), as passive foreign investment companies (“PFICs”), if that stock is otherwise a permissible investment for the Fund. In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Unless the Fund makes a “qualified electing fund (QEF) election” or a “mark to market” election as described below, the Fund generally will be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any “excess distribution” received on the stock of a PFIC; or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment will apply even if the Fund distributes such income to its shareholders. Any portion of a PFIC distribution that is not an “excess distribution” will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

6

The Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a QEF, if this election is made for the first taxable year in which the Fund owns stock of such PFIC. If the Fund invests in a PFIC and makes such a QEF election, the interest charge and other adverse tax consequences of PFIC status described above will not apply with respect to such PFIC. Instead, the Fund will be required to include in the Fund’s income each year the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain (which the Fund may have to distribute to satisfy the distribution requirement under Subchapter M of the Code (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Fund). In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a “mark to market” election with respect to the stock of a particular PFIC, if this election is made for the first taxable year in which the Fund owns stock of such PFIC. “Marking-to-market,” in this context, means including in the Fund’s ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The QEF election and the mark-to-market election may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments to meet its Distribution Requirement (including when it may not be advantageous for the Fund to liquidate such investments), which may accelerate the recognition of gain and affect the Fund’s total return.

Custodial Receipts and Participation Interests

The Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

7

The Fund may also invest in participation interests in securities. Participation interests give the Fund an undivided interest in a security in the proportion that the Fund’s participation interest bears to the principal amount of the security.

Derivative Instruments

The Fund may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, the Fund may engage in transactions in options, futures contracts, options on futures contracts, and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) manage exposure to changing interest rates (duration management), (c) enhance total return or (d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy. Futures, options, and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of the Fund’s portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

Writing Covered Options. The Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

The term “covered” means that the Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the “covered” option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the “covered” option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund’s obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

8

Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option’s underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if the Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

The Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or “OTC” options). The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that the Fund will be able to effect such closing transactions at a favorable price. In addition, although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

Purchasing Options. The Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. The Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). The Fund may also exercise such options or allow them to expire.

The Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, the Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

9

The Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, the Fund has the right to sell the underlying asset at any time during the option period. The Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset’s market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

Futures Contracts. The Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index, or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Fund may engage in transactions in futures contracts for “short” hedging or “long” strategies as described below.

When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. While the Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

The Fund may take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s portfolio securities. As part of its hedging strategy, the Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

The Fund may also take a “long” position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

10

The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, the Fund would be required to deposit “initial margin” in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of the Fund’s initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to the Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

Each day that the Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called “variation margin,” to or from the futures broker equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin paid or received by the Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When the Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. The Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, the Fund will mark to market the current value of any open futures contracts. The Fund expects to earn interest income on its margin deposits.

Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that the Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

11

Limitations on Futures and Options on Futures Transactions. The Fund will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the CFTC. To the extent the Fund engages in transactions in futures contracts and options thereon and other commodity interests such as certain swap contracts, it will do so only in accordance with certain CFTC exemptive provisions under which Heartland Group, Inc. has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act, and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Fund may hold positions in futures contracts and related options and other commodity interests that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund’s liquidation value; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or if the aggregate net notional value of the Fund’s commodity interests does not exceed 100% of the liquidation value of its portfolio, after taking into account unrealized profits and losses on such contracts.

Combined Positions. The Fund may purchase and write options in combination with another, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when, and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There are significant differences between the securities markets, the currency markets, and the options and futures markets that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures, on the one hand, and securities, on the other hand, are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

12

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund’s other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which the Fund likely is to be invested. To the extent that the Fund’s options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund’s other investments. Moreover, the Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to the Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for the Fund to enter into new positions, close out existing positions, or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

13

Federal Tax Treatment of Options and Futures Contracts. The Fund may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund’s Distribution Requirement even though it may not have closed the transaction and received cash to pay such distribution.

An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Options, futures, and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See “Portfolio Management Strategies - Foreign Currency Transactions” for a discussion of forward foreign exchange contracts.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of “offsetting notional principal contracts” (as defined by the Code) or futures or “forward contracts” (as defined by the Code) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

Convertible Securities

Convertible securities in which the Fund may invest include any bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the common stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Fund’s investments in debt securities.

14

The value of a convertible security is a function of its “investment value,” which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its “conversion value,” which is the security’s worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

Investment Companies

The Fund may invest in the securities of other investment companies, including unit investment trust, closed-end management companies, or exchange-traded funds (“ETFs”) (as discussed below), as permitted under the 1940 Act. At present, subject to certain exceptions, the 1940 Act provisions limit the Fund so that, immediately after purchase or acquisition, (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund’s total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

Exchange-Traded Funds

The Fund may invest in securities of ETFs. ETFs are similar to traditional mutual funds, except that their shares trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and, thus, are borne by the shareholders of the ETF. Accordingly, a Fund that invests in an ETF will bear its share of the operating expenses of the ETF in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund such as the risk that the prices of the securities owned by the ETF will go down.

In addition to the risks described above, an investment in an ETF is also subject to the following risks that do not apply to an investment in a traditional mutual fund: (1) the market price of the ETF may trade at a discount to its net asset value; (2) an active trading market for an ETF’s securities may not develop or be maintained, which may result in issues with liquidity of the ETF shares; or (3) trading of an ETF’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

The Fund may invest in ETFs that Heartland Advisors determines are appropriate to help achieve the Fund’s investment objective or otherwise are consistent with its investment program and restrictions. On occasion, the underlying investments of an ETF in which the Fund invests may not comply with some of the investment restrictions described in the section of this SAI titled “Types of Securities.” However, in all cases, the underlying investments of the ETF will comply with the Fund’s fundamental investment restrictions.

15

Swap Agreements

The Fund may enter into swap agreements and may purchase or sell related caps, floors, and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Fund intends to use these techniques for hedging purposes and not for speculation.

Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (that is, the return on, or increase in value of, a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a “basket” of securities representing a particular index. The Fund’s successful use of these instruments will depend, in part, on Heartland Advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities, or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of the Fund’s investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. If the counterparty’s creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. The Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid. Certain swaps are considered “commodity interests” and are subject to the limitations set forth above under “Limitations on Futures and Options on Futures Transactions.”

16

Hybrid Instruments

The Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depositary instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of the particular investor. See the section of this SAI titled “Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions” above.

Debt Securities

From time to time, the Advisor may conclude that a security other than an equity security presents an attractive risk/reward profile. As a result, the Fund may invest in debt securities of corporate and governmental issuers. The Fund may invest up to 35% of its total assets in corporate debt securities and U.S. Governmental obligations, but under normal market conditions will not invest more than 10% of its assets in such securities. There are no credit quality or maturity limitations on the Fund’s investments in debt securities.

17

The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

Foreign debt securities may be subject to additional risk as foreign securities markets may be less liquid and more volatile than U.S. markets. In addition, foreign debt securities may not provide debt holders with the same rights domestic debt holders receive.

Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation, and the rating of the issue.

Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as “investment-grade” debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations (“NRSROs”).

All ratings considerations are made at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

“High-Yield” Risk. The Fund’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

18

•	Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities can be negatively affected during a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and the Fund’s net asset value will decline correspondingly. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

•	Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service, Egan Jones, and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors’ credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland Advisors monitors bonds held in the Fund’s portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

19

•	Legal Risk. Securities in which the Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material effect on the value of these securities and the existence of a secondary trading market for such securities.

•	Liquidity Risk. The Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. Heartland Advisors anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, the Fund’s net asset value and ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs, or in response to a specific economic event, may be affected.

U.S. Government Obligations. The Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities, and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

20

Floating and Variable Rate Securities. The Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank’s prime rate.

Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument’s maturity to be shorter than its stated maturity.

Deferrable Subordinated Securities. Certain securities may be issued which have long maturities and are deeply subordinated in the issuer’s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain “equity-like” features. However, the securities are treated as debt securities by market participants, and the Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund’s investment objective and strategies.

Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in the Fund’s gross income for the relevant tax year, the excess will be treated as an ordinary loss.

If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in the Fund’s gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

21

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. These securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities that were repaid early. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

22

Mortgage-related and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which the Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market’s perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

Certain characteristics of adjustable rate mortgage securities (“ARMs”) may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indices underlying the ARMs, as certain indices closely mirror market interest rate levels and others tend to lag changes in market rates.

ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During periods of favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed-rate mortgages in order to avoid interest-rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

23

Collateralized mortgage obligations (“CMOs”) are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. The Fund may invest in both the interest-only or “IO” class and the principal-only or “PO” class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater-than-anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Fund’s ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with the Fund’s objective and investment policies, consider making investments in such new types of securities.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities. The Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to satisfy the Distribution Requirement and avoid a federal excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

24

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument’s value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and the Fund’s ability to dispose of these securities.

Loan Interests

The Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by the Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If the Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

25

Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the “Agent”) administers the terms of the loan agreement. As a result, the Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. The Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, the Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

The Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

Real Estate Investment Trusts

The Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”) which may own real estate properties (“equity REITs”) or may make or purchase mortgages on real estate (“mortgage REITs”).

REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which the Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund’s investment.

Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

Rights and Warrants

The Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

26

When-Issued and Delayed-Delivery Securities; Forward Commitments

The Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time the Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in the Fund’s net asset value.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 100% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund’s commitments.

PORTFOLIO MANAGEMENT STRATEGIES

The following information supplements the discussion of the Fund’s investment objectives and policies in the Prospectus.

Borrowing

The extent to which the Fund will borrow will depend, among other things, on market conditions and interest rates. The Fund may borrow from any bank or other person up to 5% of the Fund’s total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements). The Fund may enter into a line of credit with a bank for temporary, emergency or other purposes, such as, without limitation, to meet redemption requests in situations where borrowing may be preferable to the liquidation of portfolio securities.

Foreign Currency Transactions

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts (“forward contracts”). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

27

The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objectives.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts will depend on Heartland Advisors’ skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency’s value rose at a time when Heartland Advisors had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund. There is no assurance that Heartland Advisors’ use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

28

Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Code. See “Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts.”

Change or Influence Control over Portfolio Companies

As a shareholder of a portfolio company, the Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment. In exercising this right, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management. For example, the Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company. The Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund’s shareholders. The extent to which the Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

Investing for purposes of changing or influencing control of management could result in additional expenses to the Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict the Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure is required regarding the Fund’s investment and trading strategies in regulatory filings relating to such securities.

It is expected that the Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Lending Portfolio Securities

The Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by the Fund may be invested in government securities, money-market instruments, or other short-term debt instruments. The Fund receives amounts equal to earned income for having made the loans, net of certain fees. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, the Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. The Fund may pay a fee to placing brokers in connection with loans of its portfolio securities. Lending portfolio securities involves risks, including, but not limited to, that the borrower may fail to return the securities or provide additional collateral, as required. Also, voting rights with respect to loaned securities may pass with the lending of the securities, which may limit Heartland’s ability to vote such securities. Brown Brothers Harriman & Co (“BBH”) acts as the securities lending agent for the Fund. In its capacity as securities lending agent, BBH, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds the collateral on behalf of the Fund engaged in securities lending and invests the cash collateral in accordance with Heartland Advisors’ instructions. BBH receives fees from the Fund and such fee will be calculated on, and deducted from, the Fund’s securities lending revenues.

29

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland’s Board of Directors and will be subject to the Fund’s limitation on investments in illiquid securities. See “Types of Securities - Illiquid Securities” above.

Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.

However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Advisor, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

30

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. The Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, the Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund’s obligation under the agreement.

The Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, the Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund’s obligation to buy the securities.

To the extent the value of the security that the Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, the Fund will take into account the creditworthiness of the counterparty.

31

Short Sales

The Fund may engage in short sales of securities under certain circumstances. Selling securities “short against the box” involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio’s securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. The Fund may also engage in short sales of securities of an issuer (“acquirer”) that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. The Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer’s security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

Standby Commitments

To facilitate portfolio liquidity, the Fund may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer’s ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which the Fund obtains standby commitments to evaluate those risks.

Cash Liquidation for Redemption

The Fund may participate in a program with ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. Pursuant to the program, ReFlow provides participating mutual funds with a source of cash to meet net shareholder redemptions by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of the maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion. When the Fund participates in the ReFlow program, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The current minimum fee rate is 0.15% of the value of the Fund’s shares purchased by ReFlow for the period of time that the shares remain outstanding. The Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow will purchase Institutional Class shares of the Fund and shares purchased by ReFlow through this program are not subject to the frequent trading limitation described in “Excessive Account Activity” under “Other Policies” in the Prospectus.  Heartland Advisors believes during periods of unusual redemption activity it can utilize this program to help stabilize the Fund’s net assets. The Fund is not required to participate in this program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

32

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as determined under the 1940 Act. Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

Under the 1940 Act, “majority approval of shareholders” means approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares.

Fundamental Restrictions

As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund may not:

1. Concentration. Invest 25% or more of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments,1 their agencies or instrumentalities.

2. Real Estate. Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments, (ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

3. Borrowing. Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33⅓% of total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

(1)	For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Fund’s concentration policies.

33

4. Loans. Make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. The Fund may not lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33⅓% of total assets taken at market value at the time of such loan.

5. Underwriting. Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

6. Senior Securities. Issue senior securities, except to the extent permitted under the 1940 Act.2

7. Commodity Interests. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts, and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

Other Fundamental Restrictions

In addition to the fundamental restrictions for the Fund, the Fund has fundamental policies on diversification, pledging of assets, short sales, and affiliate transactions, as described below.

Diversification. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

The Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

Pledging of Assets. The Fund may not mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities. The Fund also will not pledge more than 15% of its net assets to secure its permitted borrowings.

(2)	With respect to Fundamental Investment Limitation No. 6, the 1940 Act permits the Fund to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if the Fund segregates assets or otherwise covers its obligations to limit the Fund’s risk of loss, such as through offsetting positions.

34

Non-Fundamental Restrictions

The Fund’s investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland’s Board of Directors without shareholder approval.

The Fund may not:

1. Investment Companies. Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a “master/feeder” arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives (“Feeders”) would invest all (or a portion) of its assets in the shares of another investment company (the “Master”) that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

2. Illiquid Securities. Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

3. Margin Purchases. Purchase securities on margin, except that the Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling, and other arbitrage activities.

4. Short Sales. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

5. Concentration. For purposes of the Fund’s fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund’s annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

6. Futures Contracts. Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premium amounts exceed 5% of its liquidation value, or if the aggregate net notional value of the Fund’s commodity exceed 100% of the liquidation value of its portfolio, in either case after taking into account unrealized profits and losses on such positions.

35

7. Real Estate Investment Trusts. Invest more than 10% of its total assets in real estate investment trusts.

PORTFOLIO TURNOVER

Portfolio turnover for the Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of the Fund’s portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year.

MANAGEMENT

Board of Directors

Under applicable law, the Board of Directors is responsible for the management of Heartland and provides broad supervision over its affairs. The Board elects the Officers of Heartland and hires the Fund’s service providers, including the Fund’s investment advisor, Heartland Advisors, Inc., and distributor of the Fund’s shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Fund’s investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Heartland Advisors and the Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of Heartland’s business.

Officers

The Board delegates the day-to-day management of the Fund to the Officers of Heartland. The Officers manage the Fund’s daily affairs under the direction and supervision of the Board, and they prepare reports and make presentations to the Board about the Fund’s affairs at meetings of the Board and when requested by the Board from time to time.

Board Leadership Structure

The policy of Heartland is that the Chairman of the Board and 75% of Board members must not be “interested persons” (within the meaning of the 1940 Act) of Heartland Advisors, the Distributor, or the Fund’s transfer agent. The Independent Chairman participates in the planning of the agenda for Board meetings and presides over meetings of the Board and meetings of the Independent Directors. The Independent Chairman also generally acts as a liaison between Fund Officers and other Directors of Heartland between Board meetings. The Chairman may also perform such other functions as may be requested by the Board. The Board reviews it leadership structure regularly and believes it is appropriate and effective in light of the size of Heartland, the nature of its business, and industry practices.

36

The Board has delegated oversight of the Fund’s risk management to the Audit Committee of the Board. Therefore, the Board’s primary role in the risk oversight of the Fund consists of supervising the work of the Audit Committee, which the Board accomplishes by reviewing reports and observing presentations on risk oversight matters provided by the Audit Committee and providing advice to the Audit Committee when necessary. For more information on the Audit Committee’s oversight of risk, see the Section of this SAI titled “Committees of the Board—Audit Committee” below.

Directors and Officers of the Fund

The following table presents information about each Director and Officer of Heartland:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Independent Directors:
Ward D. Armstrong 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 01/54	Director	Since 2/08	Managing Partner, NorthRock Partners, LLC, October 2013 to present; Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman Ameriprise Trust Company, November 1996 to May 2007.	5	None
Michael D. Dunham 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 07/45	Director	Since 1/04	President, DGA Real Estate, LLC since January 2006; President and Owner of Dunham Global Associates, Ltd., since 2001; Chairman/Owner, Work Wise, LLC, Since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	5	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009
37

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Kenneth A. Kavajecz 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 03/66	Director	Since 2/08	Dean of the Martin J. Whitman School of Management at Syracuse University, since July 2013; Chair of Finance Department, University of Wisconsin – Madison, July 2012 to June 2013; Professor of Finance – Wisconsin Alumni Chair in Investments, University of Wisconsin-Madison, September 2011 to June 2013; Associate Professor of Finance, University of Wisconsin-Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, from August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	5	None
Dale J. Kent 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen LLP, in other capacities, 1974 to 1985.	5	None
38

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Robert A. Rudell 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 09/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).
Interested Directors and Officers:
William (“Bill”) J. Nasgovitz(3)(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer, and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer, and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	5	None
William (“Will”) R. Nasgovitz(4) 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 04/78	Chief Executive Officer	Since 05/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., from 2006 to 2011; Research Analyst from, Heartland Advisors, Inc., 2004-2006; Research Associate, Heartland Advisors, Inc., from November 2003 to 2004, of Heartland Advisors, Inc.; Senior Research Associate, Cambridge Associates, LLC from 2000 to 2002.	N/A	N/A
39

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Nicole J. Best 789 North Water Street Suite 500 Milwaukee, WI 53202 Birthdate: 9/73	Vice President and Principal Accounting Officer and Treasurer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc. May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Anderson, LLP, in other capacities, 1995 to 1998.	N/A	N/A
40

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)
Katherine M. Jaworski 789 North Water Street Suite 500 Milwaukee, WI 53202 Birthdate: 11/70	Vice President and Secretary	Since 6/11	Vice President, Performance Analytics and Reporting of Heartland Advisors, Inc., since January 2014; Vice President and Investment Operations Manager of Heartland Advisors, Inc. January 2004 to December 2013; Principal Accounting Officer and Treasurer, Heartland Group, Inc., May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A
Vinita K. Paul 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 8/79	Vice President and Chief Compliance Officer Anti-Money Laundering Officer	Since 08/08 Since 02/14	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A
41

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Paul T. Beste 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 1/56	Vice President Assistant Secretary	Since 9/97 Since 5/10	Anti-Money Laundering Officer, Heartland Group, Inc., November 2002 to February 2014; Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011; employed by Heartland Advisors, Inc. in other capacities since 1997.	N/A	N/A

__________________________________________

(1)	Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

Committees of the Board

The standing committees of Heartland’s Board of Directors include an Audit Committee and a Nominating Committee. Both committees consist of all the Independent Directors, namely Ward D. Armstrong, Kenneth A. Kavajecz, Robert A. Rudell, Dale J. Kent, and Michael D. Dunham. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

42

Audit Committee. The Audit Committee is responsible for selecting the independent registered public accounting firm for the Fund and oversees the preparation of the Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Fund’s financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

The Audit Committee is primarily responsible for overseeing and evaluating Heartland’s compliance policies and procedures as well as policies with respect to risk assessment and risk management. To aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from Heartland’s management and Chief Compliance Officer regarding Heartland’s operations. The Audit Committee reviews and discusses the Fund’s primary risk exposures and the steps management has taken to monitor and control such risks and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved. While the Board provides risk oversight, the management of the Fund’s risks is carried out on a day-to-day basis by Fund management, the Advisor, and other Fund service providers. Although the risk management policies and procedures of the Advisor and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective.

The Audit Committee has adopted a written charter. The Audit Committee had four (4) meetings during the fiscal year ended December 31, 2013.

Nominating Committee. The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Fund made within one year prior to the appointment or election of a Director. Nominations should be sent to Heartland Group, Inc., Attention: Secretary, 789 N. Water Street, Suite 500, Milwaukee, WI 53202. The Nominating Committee has adopted a written charter. The Nominating Committee did not meet during the fiscal year ended December 31, 2013.

A brief summary of each Director’s specific experience, qualifications, attributes, and skills that led to the Nominating Committee to conclude that such person should serve as a Director for the Fund is set forth below.

Ward D. Armstrong. Mr. Armstrong is currently Managing Partner of NorthRock Partners, LLC, a financial services firm. Mr. Armstrong's prior experience includes serving as Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, from 2010-2013, a Senior Vice President at Ameriprise Financial, Inc. from 1984 to 2007, as President of American Express Asset Management Group from 2002 to 2004, and as Chairman of Ameriprise Trust Company from 1996 to 2007. He has also served as a director on the boards of two other asset management firms.  In addition to his many years of experience in the asset management industry generally, he has extensive experience in developing, evaluating and monitoring asset management portfolios, and Heartland believes Mr. Armstrong possesses a strong background and knowledge base in selling, marketing, and distributing mutual fund shares.

43

Michael D. Dunham. Mr. Dunham is currently the President of DGA Real Estate, LLC. the President and Owner of Dunham Global Associates, Ltd., and the Chairman and Owner of Work Wise LLC. His prior experience includes serving as Chairman of the Board of Merge Healthcare, Inc. (formerly, Merge Technologies, Inc.) from 2006 to 2008; Senior Vice President of IFS AB from 2000 to 2006; and Co-Founder and CEO of Effective Management Systems, Inc. from 1978 to 1999. In addition, Mr. Dunham’s experience includes service on boards of directors and audit committees of other public companies and experience engaging in business in the Americas, Europe, and Asia. Heartland believes that Mr. Dunham's skills as an entrepreneur and his public company and global business experience brings a wealth of knowledge and a diverse perspective to the Board and its committees.

Kenneth A. Kavajecz. Mr. Kavajecz is currently the Dean of the Martin J. Whitman School of Management at Syracuse University. Prior to joining Syracuse University, he was a Professor of Finance - Wisconsin Alumni Professor of Investments and the Chair of the Finance Department at the University of Wisconsin - Madison. Previously, Mr. Kavajecz was an Associate Dean of the undergraduate program from 2008 to 2011 and the Associate Dean of the Full-Time MBA Program from 2006 to 2011 at the University of Wisconsin - Madison. He has also served the University of Wisconsin - Madison and The Wharton School in various capacities since 1997. Mr. Kavajecz was also an Assistant Economist at the Board of Governors of the Federal Reserve System, Division of Monetary Affairs from 1988 to 1992.  He was a member of the Economic Advisory Board at Nasdaq from 2002 to 2004 and served as Chairman of that Board in 2004. Mr. Kavajecz further varies the background of the Board and its committees through his academic and government experience and in-depth knowledge of economic and financial matters.

Dale J. Kent. Mr. Kent has been the Executive Vice President and Chief Financial Officer at West Bend Mutual Insurance Company (“West Bend”) since July 2002, where his duties include managing a portfolio greater than $1 billion. Previously, he was a Partner at Arthur Andersen LLP from 1986 to 2002, during which time he supervised numerous audits of mutual funds and hedge funds and provided audit and related services to asset managers and securities firms. Through his many years of experience as an executive and a public accountant, Heartland believes Mr. Kent possesses a strong knowledge of accounting, compliance, and risk assessment in the mutual fund industry.

William ("Bill") J. Nasgovitz. Mr. Bill Nasgovitz is the Chairman and Chief Investment Officer of Heartland Advisors, Inc. He has been a portfolio manager of the Heartland Value Fund since its inception in 1984 and the International Value Fund since its inception in 2010. Mr. Bill Nasgovitz also serves as portfolio manager for separately managed accounts. Mr. Bill Nasgovitz brings to the Board over 40 years of value investing experience and an intricate knowledge of the securities markets. Prior to founding Heartland Advisors, Inc., he served in a number of roles in the financial industry as well spending four years in the U.S. Air Force (highest rank achieved, Captain).

Robert A. Rudell. Mr. Rudell's experience includes serving as Chief Operating Officer at Zurich Scudder Investments (“ZSI”) from 1998 to 2002, where he was responsible for the systems, operations, and financial reporting of ZSI’s US investment business. He was also President of Scudder Retirement Services from 1996 to 1998 and was employed by IDS/American Express as President of Institutional Retirement Services and other capacities from 1973 to 1996. Mr. Rudell also serves on the boards of directors and audit committees of one other mutual fund family, and a private company. Besides his many years of experience in the asset management industry generally, Heartland believes Mr. Rudell brings a strong knowledge of operations, compliance, and risk assessment in the mutual fund industry.

44

Director Ownership of Fund Shares

The table below sets forth the dollar range of shares of the Heartland Funds owned by the Directors of Heartland as of December 31, 2013.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Heartland Funds Overseen by Director
Ward D. Armstrong	$0	Over $100,000
Michael D. Dunham	$0	Over $100,000
Kenneth A. Kavajecz	$0	Over $100,000
Dale J. Kent	$0	Over $100,000
William (“Bill”) J. Nasgovitz	$0	Over $100,000
Robert A. Rudell	$0	Over $100,000

No Director who is not an interested person of Heartland, or his or her immediate family members, owned beneficially or of record, as of calendar year ending December 31, 2013, any securities of Heartland Advisors, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or the Distributor.

Director Compensation

Heartland pays the compensation of the Directors who are not Officers, Directors or employees of Heartland Advisors. The following compensation is expected to be paid to the Directors who are not interested persons of Heartland Advisors for their services during the fiscal year ending December 31, 2014:

Director	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Heartland Fund Complex Paid to Directors[2]
Ward D. Armstrong	$38	None	None	$48,000
Michael D. Dunham	$38	None	None	$45,000
Kenneth A. Kavajecz	$38	None	None	$48,000
Dale J. Kent	$41	None	None	$52,000
Robert A. Rudell	$45	None	None	$56,000

[1]	Estimate based on payments expected to be made from the Fund for the fiscal year ending December 31, 2014

[2]	Estimate based on payments actually made by the other Heartland Funds during the year ended December 31, 2013 and the estimated payments expected to be made from the Fund for the fiscal year ending December 31, 2014.

45

Material Transactions with Independent Directors

No Director who is not an interested person of Heartland, or an immediate family member of such Director, has had, during the two most recently completed calendar years, a direct or indirect interest in Heartland Advisors, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or the Distributor, which exceeds $120,000. In addition, no Director who is not an interested person of Heartland, or any immediate family members of such Director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was Heartland; an Officer of Heartland; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having Heartland Advisors as its investment adviser or the Distributor as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with Heartland Advisors or the Distributor; Heartland Advisors or the Distributor; an Officer of Heartland Advisors or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or the Distributor, or an officer of any such “control” person. No Director who is not an interested person of Heartland, or immediate family member, of such a Director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than as a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Portfolio Managers

As described in the Prospectus, the portfolio managers of the Fund are as follows:

Colin P. McWey

Theodore D. Baszler

Portfolio Managers’ Compensation Structure.

Each portfolio manager is a full time employee of Heartland Advisors. Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio managers. Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions. On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager’s relevant industry experience, which may be increased each calendar year. Each portfolio manager is also eligible to participate in Heartland Advisors’ 401(k) plan that is offered to all of Heartland Advisors’ full-time employees.

46

On an annual basis, portfolio managers are eligible, for the investment strategies they participate in, to receive the following additional compensation:

•	A performance-based incentive, which takes into consideration the one-year, three-year and five-year performance of the strategies they manage; however, results must be in the top 50% of the respective Lipper category noted below. The initial target pool for each investment team is based on a percentage of revenues from the accounts managed. Performance, as measured against Lipper peer group performance rankings noted below, is used to determine the multiplier applied to the initial target pool, generally from 0 to 2 times. This creates the ranking pool amount.

Each Portfolio Managers’ performance is measured against the benchmark as set forth in the following table:

Fund	Benchmark
Heartland Mid Cap Value Fund	Lipper Mid-Cap Value Fund Index

Collectively, firm wide investment performance increases or decreases the ranking pool amount, typically from 110% to 95%, respectively. Firm wide performance is measured by the asset weighted average ranking results from each of the investment teams combined. The incentive pool for each team is allocated amongst the respective members based upon individual contributions.

•	A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Fund, contribution to the Fund’s day-to-day management, leadership, organizational development, and the profitability of the Advisor.

Finally, the portfolio managers may also be eligible to own stock of Heartland Holdings, Inc., Heartland Advisors’ parent company.

Portfolio Manager Ownership of Fund Shares. The table below sets forth the dollar range of shares of the Fund owned, directly and indirectly, by each portfolio manager as of September 30, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Heartland Funds
Colin P. McWey	$0	$500,001 - $1,000,000
Theodore D. Baszler	$0	$500,001 - $1,000,000

Other Accounts Managed by Portfolio Managers. The following table sets forth the number of other accounts managed by the portfolio managers (excluding the Fund) within each of the following categories and the total assets (in thousands) in such accounts, as of August 31, 2014. Except as noted below, none of the accounts managed by these portfolio managers is charged an advisory fee based on the performance of the account.

Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Colin P. McWey	None	None	130 totaling $ 208,961
Theodore D. Baszler	2 totaling $ 772,720	None	370 totaling $ 439,777

47

Mr. Theodore D. Baszler manages the investments of one European Undertakings for Collective Investment in Transferable Securities (“UCITS”) (with total assets of approximately $87,775,509 as of August 31, 2014) that are charged a fee based on the performance of the UCITS.

Conflicts of Interest. Some, but not all, of the other accounts managed by the Fund’s portfolio managers have investment strategies similar to those employed for the Fund. Possible material conflicts of interest arising from the portfolio managers’ management of the investments of the Fund, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Fund; the fact that the fees payable to Heartland Advisors for managing the Fund may be less than the fees payable to Heartland Advisors for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Fund and other accounts; and the proper allocation of aggregated purchase and sale orders for the Fund and other accounts. These conflicts may be heightened where an account is subject to a performance-based fee or a portfolio manager has a personal investment in an account. Heartland Advisors has adopted comprehensive policies and procedures reasonably designed to mitigate these conflicts of interests.

Codes of Ethics

Heartland, Heartland Advisors, and the Distributor each have adopted a personal trading code of ethics under Rule 17j-1 of the 1940 Act, which are designed to prevent advisory personnel and other access persons from engaging in any fraudulent or unlawful personal trading activity, such as insider trading. The codes of ethics permit officers, directors, and employees of their respective companies to invest in securities, including securities that may be held by the Fund, subject to certain restrictions imposed by the codes to avoid actual or potential conflicts of interest.

Heartland has also adopted a code of ethics for its principal executive, financial and accounting officers as required by the Sarbanes-Oxley Act of 2002. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents Heartland files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by Heartland are attached to this SAI as Appendix A. These proxy voting policies describe the procedures used by Heartland to determine how to vote proxies with respect to securities held by the Fund. Information regarding how Heartland actually voted proxies relating to portfolio securities held by the Fund will be available (1) without charge, upon request, by calling 1-800-432-7856, and on Heartland’s website at www.heartlandfunds.com, and (2) on the SEC’s website at www.sec.gov.

48

Policy Regarding Disclosure of Portfolio Holdings

Heartland’s Board of Directors has adopted policies and procedures with respect to the disclosure of information regarding portfolio holdings of the Fund (the “Disclosure Policy”). The Board of Directors reviews the Disclosure Policy at least annually and oversees implementation of the Disclosure Policy by the Fund’s Chief Compliance Officer.

Heartland and Heartland Advisors recognize that information about the Fund’s portfolio holdings is an asset of the Fund and may constitute material, non-public information and that, without appropriate safeguards, selective disclosure of such information may run afoul of the anti-fraud provisions of the federal securities laws. In general, the Disclosure Policy is intended to prohibit the disclosure of the Fund’s portfolio holdings information except under limited circumstances as described below. In addition to broad dissemination of the Fund’s portfolio holdings (either through required filings with the SEC or website postings), the Disclosure Policy permits selective disclosure of such information in limited circumstances when it is legally required or determined to be in the best interests of shareholders of the Fund and other legitimate business reasons to do so and the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the basis of such information. Disclosure of portfolio holdings information, other than under the circumstances described below, requires the authorization of the Fund’s Chief Compliance Officer, subject to approval or ratification by Heartland’s Board of Directors. Conflicts of interest between the interests of the Fund’s shareholders, on the one hand, and those of Heartland Advisors or any other affiliated person of the Fund, on the other hand, with respect to the disclosures of the Fund’s portfolio holdings information are resolved by the Fund’s Chief Compliance Officer who may consult with the independent Directors of the Fund and/or legal counsel, and then report to the Board at its next regularly scheduled meeting.

Disclosure to Service Providers. The Fund may disclose information related to the Fund’s portfolio holdings to various service providers in connection with the day-to-day operations and management of the Fund. Such disclosures are essential to the ability of such services providers to carry out their responsibilities to the Fund. Each service provider is contractually and/or ethically prohibited from further disclosing portfolio holdings information to other unaffiliated third parties, unless specifically authorized by the Fund’s Chief Compliance Officer, and from trading on the basis of such information. The frequency of disclosure to these service providers may vary, depending on the needs of these service providers for such information to function effectively. Portfolio holdings disclosure to the Fund’s advisor, custodian, transfer agent, and fund accountant is generally on a daily basis, with no lag. These service providers include:

•	Heartland Advisors, Inc. - the Fund’s investment adviser (daily disclosure of portfolio holdings);
•	Brown Brothers Harriman & Co. - the custodian of the Fund’s securities and other assets (daily disclosure of portfolio holdings);
49

•	ALPS Fund Services, Inc. - the Fund’s transfer agent and fund accountant (daily disclosure of portfolio holdings);
•	ALPS Distributors, Inc. - the principal underwriter and distributor of shares of the Fund (disclosure of portfolio holdings generally on a quarterly basis and otherwise from time to time as needed);
•	PricewaterhouseCoopers LLP - an independent registered public accounting firm engaged to provide audit, audit-related, and tax services to the Fund (portfolio holdings are disclosed to this firm on a semi-annual basis in connection with the preparation of annual and semiannual reports to shareholders, and otherwise from time to time as needed);
•	Godfrey & Kahn, S.C. - legal counsel to the Fund (portfolio holdings are disclosed to this firm on a quarterly basis in connection with the preparation of regulatory filings and otherwise from time to time as needed);
•	Foley & Lardner LLP – legal counsel to the Fund’s Independent Directors (portfolio holdings are disclosed to this firm on a quarterly basis in connection with the preparation of Board materials and otherwise from time to time as needed);
•	Glass Lewis & Co. - a proxy voting service used by the Fund (portfolio holdings are disclosed to this service provider as frequently as needed to enable it to vote proxies with respect of such holdings);
•	FactSet Research Systems, Inc. - systems vendor (portfolio holdings are disclosed daily to this firm, without any lag, so that it can provide reports, information and research on such holdings for the benefit of Heartland Advisors); and
•	Quad/Graphics, and, from time to time, other print/mail houses - parties that facilitate the printing and delivery of Fund regulatory filings, prospectuses and shareholder communications (portfolio holdings are disclosed to them to the extent reflected in documents they are asked to print or mail about a week or so before they are delivered to shareholders).

Public Disclosures. The Fund will publicly disclose all holdings in its semiannual and annual reports to shareholders, as well as in Form N-Q, which is filed with the SEC within 60 days after the end of the Fund’s first and third fiscal quarters. Heartland will post these regulatory filings on its website at www.heartlandfunds.com, and the filings are also available on the SEC’s website at www.sec.gov. In addition, the Fund will publicly disclose on its website (1) its top ten holdings approximately 10 days after the most recent calendar quarter end and (2) all holdings no more than 30 days after the most recent calendar quarter end. Moreover, the Fund’s portfolio holdings will be disclosed (1) in response to requests or inquiries from governmental and regulatory agencies, (2) in applicable regulatory filings, such as Schedule 13G and Form 13F reports (including filings made by Heartland Advisors with respect to the Fund’s holdings), (3) in compliance with a valid subpoena or court order, and (4) in connection with class action and other litigation involving a particular holding to which the Fund may be a party.

Disclosure to Broker-Dealers. The Trading and/or Research Departments of Heartland Advisors may periodically furnish lists of portfolio holdings to various broker-dealers to facilitate efficient trading in portfolio securities for the Fund and to receive relevant research. These lists will not identify individual or aggregate positions, or identify particular clients, including the Fund. In connection with fulfilling their duties to the Fund, personnel of Heartland Advisors determine the frequency of disclosure to broker-dealers for trading and research. Such disclosure varies and may be as frequent as daily, and with no delay. These broker-dealers are prohibited from trading personally on the basis of such information.

50

Disclosure to Shareholders and Intermediaries. The Fund may provide selected portfolio holdings information to shareholders, upon request to Heartland or in a shareholder report or other publication, so long as such information, at the time it is provided, is posted on Heartland’s website or otherwise publicly available and approved in advance by the Chief Compliance Officer.

Disclosure of Individual Holdings. Portfolio managers, research analysts and other spokespersons of Heartland Advisors may disclose or confirm, on a periodic basis, the ownership of any individual portfolio holding in materials prepared for Fund shareholders (e.g., manager commentary), media interviews, due diligence meetings with clients or prospective clients, consultants, and ranking and rating organizations. In making any such disclosure, personnel of Heartland Advisors are subject to the Heartland Fund’s Business Conduct Rules and Code of Ethics, which include a duty to act in the best interests of clients, including the Fund, and to protect material non-public information of the Fund. In addition, the Fund’s complete portfolio holdings may be disclosed on a periodic basis to the following recipients as part of ongoing arrangements that serve legitimate business purposes and are in the best interests of the Fund and its shareholders: Lipper, Inc.; Morningstar, Inc.; Investment Company Institute (ICI); Callan Associates; and Mercer Investment Consulting. These organizations generally receive monthly portfolio holdings information within 10 business days following month-end. These organizations have a duty of confidentiality with respect to such portfolio holdings information, including a duty not to trade on the basis of such information. These organizations provide ratings and ranking information and other data regarding the Fund and Heartland Advisors for use by investors and investment consultants.

Disclosure of Aggregate Characteristics. Aggregate portfolio characteristics may be made available without a delay. Examples of aggregate portfolio characteristics include (1) the allocation of the Fund’s holdings among various asset classes, sectors, or industries, (2) the attribution of Fund returns by asset class, sector, or industry, and (3) the volatility characteristics of the Fund. Such disclosure has been determined not to constitute material, non-public information, and therefore it has been determined that such disclosure is not harmful to the shareholders of the Fund.

The Disclosure Policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer. In determining whether to grant a waiver or make an exception, the Chief Compliance Officer will consider any potential conflicts of interest, taking into consideration all relevant facts and circumstances, including, but not limited to, the frequency and extent of the disclosure and the intended use of the information disclosed. Before granting such a waiver or exception, the Chief Compliance Officer must determine that disclosure of portfolio holdings information serves a legitimate business purpose, is in the best interests of the particular Fund and its shareholders, and that the recipient is subject to a duty of confidentiality, including an obligation not to trade on such information. All waivers or exceptions will be disclosed to the Board of Directors of Heartland for its approval or ratification at its next regularly scheduled quarterly meeting.

51

In addition, Heartland Advisors has adopted policies and procedures to limit communications with the public about its clients’ portfolio holdings, including the Fund. These policies and procedures, which apply to all personnel of Heartland Advisors, (1) require coordination of media inquiries; (2) prohibit discussions of non-public information, including the unauthorized disclosure of portfolio holdings in any private account and the disclosure of securities on a restricted list or acquired in private placements and other private transactions or that represent significant positions in a particular issuer; and (3) prohibit public statements that are inconsistent with Heartland Advisors’ investment outlook, that constitute investment recommendations, or that may have the effect of “conditioning the market,” such as positive statements about a security intended to be sold or negative comments about a security intended to be purchased.

Neither Heartland nor Heartland Advisors (including any affiliates thereof) may receive compensation or other consideration in connection with the disclosure of any Fund’s portfolio holdings information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 1, 2014, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of the Fund.

As of October 1, 2014, no person controlled the Fund and the Directors and Officers of Heartland as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Heartland Advisors provides investment management and administrative services to the Fund pursuant to an Investment Advisory Agreement (“Management Agreement”). Bill Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his indirect ownership of a majority of its outstanding capital stock, and serves as its Chairman and Chief Investment Officer. Heartland Advisors, founded in 1983, serves as the investment advisor for all series of Heartland Group, Inc., and also provides investment management services for individuals, institutions, other investment advisors, retirement plans, and sub-advisory services to a sub-portfolio of a series of another investment company. As of September 30, 2014, Heartland Advisors had approximately $5.5 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of the outstanding voting stock of Heartland Holdings, Inc., which owns all of the stock of Heartland Advisors.

Under the Management Agreement, the Fund pays Heartland Advisors an annual management fee at the rate of 0.75% of the Fund’s average daily net assets. The fee is paid in monthly installments.

Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or pay expenses of the Fund to ensure that the Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.25% of the Fund’s average net assets for Investor Class Shares and 0.99% for Institutional Class Shares through at least October 31, 2017, and subject to annual re-approval of the agreement by the Board of Directors, thereafter. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Directors.

52

The Management Agreement continues from year to year only if such continuation is approved annually by the Board of Directors of the Fund, including at least a majority of the Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act). The Board of Directors, including all of the Directors who are not interested persons of the Fund, approved the initial Management Agreement at a regular quarterly meeting held August 14, 2014.

The Management Agreement may enable Heartland Advisors to receive investment research products and services from certain broker-dealers as a result of its authority to allocate securities transactions for the Fund to those firms.

Under the Management Agreement, Heartland Advisors manages the investment operations of the Fund and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Fund and to determine the selection, amount, and time to buy, sell, or lend securities or other investments for the Fund, including the selection of entities with or through which such purchases, sales, or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Fund and provides such services and facilities as may be required for effective administration of the Fund. Heartland Advisors will permit any of its Officers or employees to serve, without compensation from the Fund, as Directors or Officers of Heartland if elected to such positions.

Heartland Advisors at its own expense furnishes all executive and other personnel to the Fund, paying all salaries and fees of the Officers and Directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland’s custodian, transfer agent, or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or the Fund which it is not required to pay or assume under the Management Agreement, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

The Fund bears all of its other expenses including all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; all charges for equipment or services used for obtaining price quotations or for communication with the Fund’s custodian, transfer agent, or any other agent selected by Heartland; all charges for accounting services provided to the Fund by Heartland Advisors or any other provider of such services; all charges for services of Heartland’s independent auditors and legal counsel; all compensation of Directors and Officers (other than those employed by or who serve as Directors of Heartland Advisors or its affiliates); all expenses of Heartland’s Officers and Directors incurred in connection with their services to the Fund, and all expenses of meetings of the Directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Fund’s prospectuses, statements of additional information, and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities; all taxes and governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Fund for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Fund; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation, or business of the Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by Heartland that are not solely attributable to the Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

53

The Management Agreement provides that neither Heartland Advisors, nor any of its Directors, Officers, agents, or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the Agreement, except for loss or liability resulting from willful misfeasance, bad faith, or gross negligence on Heartland Advisors’ part in performance of its duties on behalf of the Fund or from reckless disregard by Heartland Advisors of its obligations and duties under the Agreements.

Transfer and Dividend Disbursing Agent

ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as transfer and dividend disbursing agent for the Fund.

Administration, Bookkeeping, and Accounting Agreement

For certain bookkeeping and accounting services it provides to the Fund, subject to an annual minimum of $550,000, ALPS receives an annual fee based on total assets of the Fund prorated among the others series of Heartland Group Inc. in an amount equal to 0.04% on the first $500 million of average daily net assets; 0.03% on average daily net assets between $500 million and $1 billion, and 0.015% of average daily net assets in excess of $1 billion.

Custodian

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, serves as custodian for the Fund. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Fund held domestically and outside the U.S.

54

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, an independent registered public accounting firm, audits the annual financial statements of the Fund and report thereon, reviews certain regulatory reports and prepares and/or reviews the federal income tax returns, and performs other professional auditing, tax, and accounting services when engaged by Heartland to do so.

Other Shareholder Support Services

The Fund has also entered into shareholder support services agreements with certain broker-dealers and other fiduciaries (“Financial Intermediaries”) whereby the Financial Intermediary provides certain services to individual shareholders that hold shares of the Fund through an omnibus account or similar arrangement with the Financial Intermediary. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their ownership in the Fund; (iii) processing purchase, exchange, and redemption requests from shareholders and placing such orders with Heartland or its service providers; (iv) responding to shareholder inquiries; (v) forwarding documents and other communications from Heartland (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vi) assisting shareholders in changing dividend options, account designations, and addresses; (vii) providing subaccounting and tax reporting services; (viii) processing dividend and other payments from Heartland on behalf of the shareholders; and (ix) providing such other similar services as Heartland may reasonably request or to which the parties may agree. In consideration for such services, a Financial Intermediary is compensated by the Fund at an annual rate based upon the average daily net asset value of the applicable class of Shares of the Fund.

DISTRIBUTION OF SHARES

ALPS Distributors, Inc. (the “Distributor”) 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as principal underwriter and distributor of the shares of the Fund.

Under the Distribution Agreement approved by the Board of Directors of Heartland (including a majority of those Directors who are not interested persons of Heartland or of the Distributor), the Distributor may solicit orders for the sales of shares of the Fund and has agreed to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor offers shares on a continuous basis but is not obligated to sell any certain number of shares of the Fund. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of shares of the Fund, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

The Distribution Agreement will continue for the Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of Heartland’s Board of Directors who are not interested persons of the Fund or the Distributor, cast in person at a meeting for the purpose of voting on such approval and (ii) by the vote of either a majority of Heartland’s Board or a majority of the outstanding voting securities of the Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by either party and will automatically terminate in the event of its assignment.

55

Distribution Expenses

Rule 12b-1 Plan. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires the Investor Class Shares of the Fund to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis. Any amount of such payment not paid by the Distributor during the Fund’s fiscal year for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the Fund as soon as practicable after the end of the fiscal year.

All or a portion of these fees may be paid, pursuant to contractual commitments, to brokers, dealers, banks, and others who provide various services to its customers who hold Fund shares. Among others, these services may include: (1) establishing, maintaining, and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising, and sales literature; and (4) preparing account statements and confirmations. Because the fee is paid out of the Fund’s assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

The Plan reimburses the Distributor for distributing and servicing the Fund’s Investor Class shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution (including Heartland Advisors) or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Fund or has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. The Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by the Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with another Heartland Fund.

The Fund’s Rule 12b-1 Plan also authorizes the Fund to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares in the Fund. The Fund’s direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge and primarily for administrative convenience. If the Fund does not generate enough 12b-1 Fees to cover the Distributor’s expenses related to the Investor Class Shares of the Fund, Heartland Advisors will pay directly the remaining distribution fees to the Distributor.

56

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Board of Directors considered various factors, including the amount of the distribution fee. The Board of Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to the Fund, without penalty, by vote of a majority of the Directors who are not interested persons of Heartland or of the Distributor, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Board of Directors, including a majority of the Directors who are not interested persons of Heartland or of the Distributor, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

Fees Payable by Share Class.

Investor Class Shares. The maximum amount of fees payable under the Rule 12b-1 Plan during any year with respect to Investor Class Shares of the Fund is twenty-five basis points (0.25%) of the average daily net assets of the Fund which are attributable to its Investor Class Shares. Because the fee is paid out of the Fund’s assets on an ongoing basis, fees paid under the Rule 12b-1 Plan will increase the cost of your investment in the Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Institutional Class Shares. Institutional Class Shares have no fees payable under the Rule 12b-1 Plan.

Fees Paid by the Fund under Rule 12b-1 Plan. There have been no 12b-1 fees paid as of the date of this SAI as the Fund has not yet commenced operations.

PORTFOLIO TRANSACTIONS

Heartland Advisors is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions, subject to the Fund’s specific investment restrictions and requirements.

Purchases and sales for all portfolios managed by Heartland Advisors for its clients, including the Fund’s portfolios, are allocated on a basis which is deemed to be fair and appropriate based on the characteristics and needs of the portfolios. Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more portfolios. By so doing, Heartland Advisors reasonably believes that over time it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduce brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities and/or obtain better pricing than is possible for smaller trades. In general, investment opportunities are allocated randomly or pro rata among clients that have comparable investment objectives, available cash, and positions where sufficient quantities or trading volumes of a security make such allocation practicable. However, because many of the securities owned by Heartland Advisors’ clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate opportunities among all clients that have comparable investment objectives and positions. Blocks of such securities, when available, may require immediate purchase decisions by Heartland Advisors prior to allocation of the order among clients. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.

57

In order to seek the fair treatment of all clients, while recognizing the inherent need for flexibility, especially in the micro-cap and small-cap markets and the markets for certain fixed income securities, it is Heartland Advisors’ policy to allocate investment opportunities, purchases and sales among clients on a basis that considers the characteristics and needs of the clients, including their respective investment objectives, current securities positions, cash available for investment or cash needs, and similar factors based on the portfolio manager’s best judgment under the circumstances.

In general, investment opportunities are allocated on a random or pro rata basis, with available cash the major consideration, among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security exist. However, because many of the securities owned by Heartland Advisors’ clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate among all clients that have comparable investment objectives and positions. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible. There also may be situations where an investment opportunity, in particular a new idea, is only allocated to those accounts that the portfolio manager reasonably believes have sufficient size and diversification.

Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more clients. By so doing, Heartland Advisors reasonably believes that over time it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduce brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or obtain better pricing than is possible for smaller trades. In general, an aggregated purchase or sale order that is only partially filled will be allocated on either a pro rata or random basis among the clients participating in the order.

58

Generally, clients participating in aggregated trades will receive the same average execution price on any given aggregated order on a given business day and transaction costs will be shared pro rata based on each client’s participation in the transaction unless the client has designated a specific broker and negotiated a separate commission rate with that broker.

From time to time, Heartland Advisors may take advantage of opportunities to invest in initial public offerings of equity securities (“IPOs”) as they arise. In general, the Fund may participate in an IPO allocation if the portfolio manager believes that, to the extent permitted by applicable law, and based on factors including the Fund’s investment objectives, risk profile, asset composition, and cash levels, the IPO is an appropriate investment. Accordingly, it is unlikely that the Fund will participate in every IPO allocation and the Fund may never participate in IPO allocations. IPOs will generally be allocated on a random basis to all participating Heartland Funds in a manner that Heartland Advisors reasonably believes will lead to a fair and equitable distribution of IPOs over time.

Heartland Advisors may select, and establish securities accounts and/or process transactions through one or more securities brokerage firms. It selects brokers and dealers to execute transactions for the purchase or sale of portfolio securities based upon a judgment of the broker-dealers’ professional capability to provide the service, and in a manner deemed fair and reasonable to clients. The primary consideration in selecting broker-dealers is prompt and efficient execution of orders in an effective manner at the most favorable price, but a number of other judgmental factors may enter into the decision. These factors may include, for example: knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; historical and anticipated trading volume in the security and security price volatility; and broker-dealer operational capabilities and financial conditions. Among the brokers that may be used are electronic communication networks (ECNs), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions. While commission rates are a factor in Heartland Advisors’ analysis, they are not the sole determinative factor in selecting broker-dealers.

Heartland Advisors does not consider the efforts of any broker or dealer in marketing or selling shares of the Fund in its selection of brokers or dealers to execute portfolio transactions for the Fund.

As permitted by the Securities Exchange Act of 1934, as amended, Heartland Advisors engages in the long-standing investment management industry practice of paying higher commissions to broker-dealers who provide brokerage and research services (“research services”) than to broker-dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided. Heartland Advisors uses these research services in its investment decision-making processes. These types of transactions are commonly referred to as “soft dollar transactions.”

Three different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker or dealer executing a trade; (ii) other research services offered by third parties through the executing broker or dealer and (iii) proprietary or third party research services obtained through client commission arrangements (as discussed below). Research services that may be obtained by Heartland Advisors through soft dollar transactions include, but are not limited to: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; certain computerized databases; quotation services; research or analytical computer software and services; certain trade-related services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, and portfolio strategy. Heartland Advisors also may receive soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

59

Research services so received enable Heartland Advisors to supplement its own research and analysis used in connection with providing advice to its clients as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; the furnishing to clients of analyses and reports; and the effecting of securities transactions and performing functions incidental thereto (such as clearance and settlement) on behalf of clients.

Soft dollar transactions are not effected pursuant to any binding agreement or understanding with any broker-dealer regarding a specific dollar amount of commissions to be paid to that broker-dealer. However, Heartland Advisors does in some instances request a particular broker or dealer to provide a specific research service, which may be proprietary to that firm or produced by a third party and made available by that firm. In such instances, the broker-dealer, in agreeing to provide the research service, frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the particular research service. Although Heartland Advisors does not agree to direct a specific or minimum commission amount to a firm in that circumstance, it does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including commissions on transactions in fixed income securities effected on an agency basis, dealer selling concessions on new issues of securities and certain riskless principal transactions) to ensure the continued receipt of research services it feels are useful in managing client accounts.

In a few instances, Heartland Advisors receives products or services from broker-dealers that are used both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. In such instances, it makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be paid through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid directly by Heartland Advisors. In making such allocations, Heartland Advisors has a conflict of interest and has established procedures reasonably designed to address such conflicts.

Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients, and such research products or services may not necessarily be used by it in connection with client accounts which paid commissions to the brokers providing such product or service. In recognition of these factors, clients may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in Heartland Advisors’ opinion, this policy furthers the objective of obtaining best price and execution. In addition, Heartland Advisors does not modify or reduce its fees based on the amount of brokerage or research services it receives from soft dollar transactions.

60

Heartland Advisors may obtain proprietary and third party research through client commission arrangements. In a client commission arrangement, Heartland Advisors agrees with a broker effecting trades for Heartland Advisors’ client accounts that a portion of the commissions paid by the accounts will be credited to purchase research services either from the executing broker or another broker, as directed from time to time by Heartland Advisors. The client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the SEC’s related interpretative guidance. Participating in client commission arrangements enables Heartland Advisors to consolidate payments for research services through one or more channels using accumulated client commissions. Such arrangements also help to facilitate Heartland Advisors’ receipt of research services and ability to provide best execution in the trading process. Heartland Advisors also believes such research services are useful in its investment decision-making process by, among other things, providing access to resources that might not be available to Heartland Advisors absent such arrangements.

Pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Fund may engage an affiliated person (or an affiliated person of an affiliated person) to act as a broker in connection with purchases or sales of portfolio securities by the Fund, provided that the commission, fee or other remuneration paid to such broker, from any source, does not exceed (a) the usual and customary broker’s commission if the transaction is effected on a securities exchange, (b) 2% of the sales price if the transaction is effected in connection with a secondary distribution of such securities or (c) 1% of the purchase or sale price of such securities if the transaction is otherwise effected. A commission, fee, or other remuneration will not be deemed to exceed the “usual and customary” broker’s commission if the commission, fee, or other remuneration is reasonable and fair compared to the commission, fee, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard does not allow the affiliated broker to receive more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, Heartland’s Board of Directors, including a majority of the Directors who are not interested persons, has adopted procedures which are reasonably designed to provide that any commission, fee, or other remuneration paid to an affiliated broker is consistent with the foregoing standard, and determines at least quarterly that all transactions with affiliated brokers were effected in accordance with such procedures.

Pursuant to a plan adopted by Heartland’s Board of Directors under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Fund may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Fund. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

DESCRIPTION OF SHARES

Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Fund is a separate mutual fund series of Heartland. Currently, five series are authorized and outstanding, and each series, other than the Heartland International Value Fund, currently offers Investor Class and Institutional Class Shares. The Heartland International Value Fund only offers Investor Class Shares. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering, each share will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription, or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the shareholder and credited to their accounts on the books maintained by the Fund’s transfer agent. The shareholder will have the same rights of ownership with respect to shares as if certificates had been issued.

61

Heartland’s Articles of Incorporation provide that the assets of each series belong to that series, subject only to the rights of creditors, and that such assets shall be charged with all liabilities in respect of that series and all expenses, costs, charges, and reserves attributable to that series. The Articles further provide that any assets or liabilities not readily identifiable to a series shall be allocated among the various series by or under the supervision of the Board of Directors in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and that such allocation shall be conclusive and binding for all purposes. Heartland is aware of no statutory provisions or case law interpreting these or similar provisions or establishing whether the assets of one series may, under any circumstances, be charged with the unsatisfied liabilities allocated to another series. Accordingly, in the event that the liabilities of a series exceed the assets of that series, there is a possibility that the assets of the other series of Heartland could be subject to such excess liabilities. Each share of a series has identical dividend, and other rights with respect to the applicable class of shares and each share of a series has equal liquidation rights.

Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland’s Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for, among other things, purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland’s Board may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland’s Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series’ fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required. The same rules govern the separate or joint voting of classes of shares within a series.

62

PURCHASES AND SALES

Determination of Net Asset Value

Shares of each Class of the Fund are sold at the next determined net asset value per share. The net asset value of each Class of shares of the Fund is determined by subtracting the Fund’s liabilities (including accrued expenses and distributions payable) attributable to such Class from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) attributable to such Class and dividing the result by the total number of shares outstanding of such Class.

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any trades, such security shall be valued at the closing price on the Composite Market (defined below) for the day such security is being valued. If there were no trades of a particular security on such security’s principal exchange or market or the Composite Market on the day that such security is being valued, such security shall be valued at the mean between the bid and asked prices on such day, as reported on such security’s principal exchange or market as of the close of regular trading hours on the day such security is being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by the Fund’s primary pricing service. Securities and other assets for which market quotations are not readily available or deemed unreliable are valued at their fair value using methods determined in good faith in accordance with pricing policies and procedures adopted by Heartland’s Board of Directors.

The Pricing Committee, designated by Heartland’s Board of Directors, may also make a fair value determination for a security for which market quotations are not readily available pursuant to the Fund’s pricing policies and procedures if the Pricing Committee reasonably determines that a significant event, which materially affects the value of the security, occurred after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. The Board reviews all of the Pricing Committee’s fair value determinations.

Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

63

Debt Securities. Debt securities are valued at fair value as furnished by an independent pricing service approved by Heartland’s Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland’s Board of Directors.

Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland’s Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

Foreign Investments. In the event that (i) a foreign investment held by the Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund’s investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. On any business day of the Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day’s valuation of the security may be used.

Occasionally, events occur that affect the value of foreign investments between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund’s net asset values on that day. If events that materially affect the value of the Fund’s foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith in accordance with pricing policies and procedures adopted by Heartland’s Board of Directors.

64

Redemption-in-Kind

The Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. Portfolio securities may be illiquid and may not be saleable at the time they are received. If redemptions were made in kind, the redeeming shareholders may incur transaction costs. Redemptions in kind are treated in the same manner as redemptions made in cash for federal income tax purposes.

ADDITIONAL INCOME TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its investment company taxable income is timely distributed in sufficient amounts and the Fund satisfies other requirements regarding the source of its income and diversification of its assets. The Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

If the Fund does not qualify as a registered investment company and is unable to obtain relief from such failure, it would be taxed as a corporation, in such case, it would generally be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

Each series of a series company, such as Heartland, is treated as a separate entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies and makes an election to pass through foreign taxes to its shareholders, investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code.

Investment company taxable income generally consists of interest, dividends, net gain from foreign currency transactions, and net short-term capital gain, less expenses. Capital gain is the excess of the gain from the Fund’s sales or exchanges of capital assets over the losses from such sales or exchanges, including any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes. To the extent the Fund realizes future net capital gains, such gains will be offset by any unused capital loss carryover.

65

Cost Basis

The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012 (“covered shares”) when they are subsequently redeemed or exchanged. The cost basis of covered shares will be determined using Average Cost Method, described below, unless you elect in writing a different permissible method. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) or an individual retirement account, or to shares held by tax-exempt organizations, financial institutions, banks, corporations (other than S corporations), and certain other entities and governmental bodies.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the redemption or exchange of a share results in a gain or loss. If you redeem covered shares during any year, the Fund will report the gain/loss, cost basis, and holding period of such covered shares to you and the IRS on the Form 1099.

A cost basis method is used by the Fund to determine which specific shares are deemed to be redeemed or exchanged when a shareholder redeems or exchanges less than its entire position in the Fund and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a particular cost basis method, the Fund will use the Average Cost Method, which averages the cost basis of all Fund shares purchased on or after January 1, 2012, in an account regardless of holding period, and deems shares redeemed or exchanged first to be those with the longest holding period. Each shareholder may elect in writing an alternate permissible cost basis method to calculate the cost basis of its covered shares. The cost basis reporting method cannot be changed for previously redeemed or exchanged covered shares.

If you hold Fund shares through a financial intermediary, please contact that financial intermediary to discuss the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Heartland representatives are not licensed tax advisors and are unable to give tax advice.

66

APPENDIX A

Statement of Policy Regarding Proxy Voting

Heartland Group, Inc.

Heartland Advisors, Inc.

(February 2014)

I. INTRODUCTION

The purpose of this Statement of Policy Regarding Proxy Voting (the “Statement”) is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. (“HAI”) and Heartland Group, Inc. (“HGI”, and collectively with HAI, the “Fiduciaries”), respectively, represent. Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as “Clients” of the Fiduciaries are:

▪	As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and
▪	As to HGI, the interests of the shareholders of its various mutual fund series.

The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers. Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

This Statement does not apply to those situations where a Client of HAI has retained voting discretion. In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client. In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

II. STATEMENT OF POLICY

In general, proxies shall be voted in a manner designed to maximize the value of the Clients’ investment. In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations. Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries’ primary objective is to protect and enhance the economic interests of their respective Clients.

The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries’ will vote proxies. These guidelines are not “hard and fast” rules and do not address all matters that may be submitted by companies to a vote of their shareholders. Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval. The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients’ investments. On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients’ investments. As corporate governance standards, disclosure requirements and voting mechanics vary greatly among foreign markets in which the Clients may invest, there may be instances in which HAI elects not to vote.

67

Generally, it is the Fiduciaries’ policy to vote in accordance with management’s recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company’s shareholders and the management of a company will normally have more specific expertise and knowledge as to the company’s operations. However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

III. Voting Procedures

All proxy proposals shall be voted on an individual basis. Subject to the oversight of its Investment Policy Committee, HAI will designate a proxy administrator responsible for voting proxies. The proxy administrator will monitor and review all proxies to ensure that voting is done in a timely manner. The proxy administrator will match each proxy to the securities to be voted, and will provide the relevant proxy materials to the HAI analyst for the particular company. In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the HAI proxy administrator.

In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies. Instances that may give rise to a material conflict include:

(a)	The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Fiduciary’s relationship with the company.

(b)	The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship. These relationships could influence the Fiduciary’s proxy voting.

(c)	An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company. This personal relationship may cause a conflict.

(d)	An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes.1

68

From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited. HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited. Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances. In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make impartial proxy voting recommendations that are in the best interests of the Clients. If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm’s relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company. Such procedures may also include a thorough review of the service provider’s conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process. HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

When possible, voting will be conducted electronically through the Glass Lewis & Co. electronic delivery platform (“Glass Lewis”). For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast. In addition, an electronic voting record shall be maintained by Glass Lewis that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted. A hard copy and/or the electronic record shall be maintained for seven calendar years. The Fiduciaries shall also maintain any other books and records required by applicable law.

With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Fund, respectively. Copies of this Statement of Policy also shall be made available upon request.

[1]	In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

69

EXHIBIT A

Proxy Voting Guidelines

A. Board Items

Subject	Vote
Election of Directors

• FOR nominees in an uncontested election, except that votes may be withheld from a director who:

• Attended less than 75% of board and/or committee meetings without a valid business reason for the absences;

• Serves on a committee when the committee’s actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);

• Receives compensation from the company for services other than serving as a director;

• Serves as Chief Financial Officer or similar financial/accounting role for the company; or

• Has other known positions that create a conflict of interest

• AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that require an independent member act as chairperson of the board

• AGAINST election of the director acting as chairman of the compensation committee if the compensation structure is subjective, not based on financial metrics, and otherwise not in line with the other compensation metrics

• AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that directors hold a minimum amount of common stock of the company

• AGAINST election of the director acting as chairman of the nominating/governance committee if there is a staggered board

Two-Thirds of Independent Directors	• FOR proposals that require two-thirds of the board and/or board committees to be independent
Independent Chairperson (Separate Chairperson/CEO)

• FOR proposals that require an independent member act as chairperson of the board

• AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that require an independent member act as chairperson of the board

Independent Committees	FOR proposals that require all members of the Audit, Nominating and Compensation Committees to be independent
Board Size

• FOR proposals that seek to fix or designate a range for the board size

• AGAINST proposals that give management the ability to alter the board size outside a specified range without shareholder approval

Declassification of Board	FOR
Classification of Board	• AGAINST • AGAINST election of the director acting as chairman of the nominating/governance committee if there is a staggered board
Removal of Directors	• AGAINST proposals that provide that directors may be removed only for cause • FOR proposals to restore shareholder ability to remove directors with or without cause
Filling Vacancies	• FOR proposals that permit shareholders to elect directors to fill board vacancies • AGAINST proposals that provide that only continuing directors may elect replacement board members
Appendix A

Term Limits	AGAINST shareholder proposals to limit the tenure of outside directors
Age Limits	AGAINST shareholder proposals to impose a mandatory retirement age for outside directors

B. Capital Structure and Voting Related Items

Subject	Vote
Poison Pills

• FOR shareholder proposals that request a company submit a poison pill to shareholder vote

• AGAINST management proposals to adopt or ratify a poison pill which limit a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors

Supermajority Voting	AGAINST proposals that require a supermajority shareholder vote
Cumulative Voting	AGAINST proposals that allow shareholders votes that are disproportionate to their economic investment in the company
Confidential Voting	FOR
Dual Class Stock	AGAINST proposals to create a new class of common stock with superior voting rights.
Common Stock Authorization	Reviewed on a case-by-case basis when a proposal seeks to increase the number of common stock shares authorized for issuance
Repurchase Programs	FOR proposals to institute share repurchase plans

C. General/Administrative Items

Subject	Vote
Ratify Auditors

FOR, unless:

• The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or

• The auditor otherwise has a significant professional or personal relationship with the company that compromises the audit firm’s independence

Social, Political and Environmental Issues	Review on a case-by-case basis; however, typically vote with management with regard to social, political or environmental concerns that may have an effect upon the economic success of the company, as management is in the best position to assess the impact on the company and the value of its securities
Adjourn Meeting	AGAINST, absent compelling reasons to support
Transact Other Business	AGAINST proposals to approve such other business that may be raised during a meeting
Right to Call Meetings	FOR proposals that permit shareholders to call special meetings of the board

D. Compensation Items

Subject	Vote
Compensation Structure

• FOR compensation plans that are based on objective, financial metrics (as long as they are in line with the other compensation metrics)

• AGAINST election of the director acting as chairman of the compensation committee if the compensation structure is subjective, not based on financial metrics, and otherwise not in line with the other compensation metrics

Stock Plans in Lieu of Cash	FOR plans that allow participants to take all or a portion of their cash compensation in the form of stock
Stock Ownership Requirements

• FOR proposals that require senior executives to hold a minimum amount of common stock of the company

• AGAINST election of the director acting as chairman of the nominating/governance committees if there is no requirement that directors hold a minimum amount of common stock of the company

Appendix A

Stock Options and Incentive Compensation

• FOR proposals that require stock acquired through an option exercise to be held for a certain period of time

• AGAINST the re-pricing or replacement of stock options without shareholder approval

• AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant

• AGAINST annual option grants in excess of 2% of shares outstanding

• AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding

• AGAINST proposals that include automatic share replenishment (“evergreen”) features

Executive Severance Agreements (“Golden Parachutes”)	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)
Employee Stock Ownership Plans	FOR where the plan provides for a minimum stock purchase price that is equal or greater than 85% of the stock’s fair market value

E. Advisory Say-on-Pay Votes

Subject	Vote
Say-on-Frequency	• FOR proposals for annual advisory votes on executive compensation
Say-on-Pay

• FOR proposals that require stock acquired through an option exercise to be held for a certain period of time

• AGAINST the re-pricing or replacement of stock options without shareholder approval

• AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant

• AGAINST annual option grants in excess of 2% of shares outstanding

• AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding

• AGAINST proposals that include automatic share replenishment (“evergreen”) features

• AGAINST re-pricing or re-placing out-of-the-money stock options or stock appreciation rights

• AGAINST new or extended agreements that provide for change in control payments exceeding three times annual compensation (salary and bonus)

• AGAINST change in control severance payments without involuntary job loss or substantial diminution of duties, or change in control payments with excise tax gross-ups

Say-on-Golden-Parachutes in Mergers & Acquisitions	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)

Appendix A

Part C. Other Information

Item 28	Exhibits

(a.1)	Articles of Incorporation(3)

(a.2)	Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Nebraska Tax Free Fund(2)

(a.3)	Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Small Cap Contrarian Fund, and to create a series known as the Heartland Taxable Short Duration Municipal Fund(4)

(a.4)	Certificate of Correction to Articles Supplementary to correct the name of the Heartland Taxable Short Duration Municipal Fund and to correct the provision regarding a small account fee(5)

(a.5)	Articles Supplementary to add a provision regarding an early redemption fee(5)

(a.6)	Articles of Amendment to change the name of the Heartland U.S. Government Securities Fund series to the Heartland Government Fund(5)

(a.7)	Articles of Amendment to change the name of the Heartland Large Cap Value Fund series to the Heartland Select Value Fund(5)

(a.8)	Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Mid Cap Value Fund(5)

(a.9)	Articles Supplementary to withdraw the designation of, and to discontinue, the series known as the Heartland Wisconsin Tax Free Fund(18)

(a.10)	Form of Articles Supplementary to withdraw the designation of, and to discontinue, three of its series known as the Heartland Short Duration High-Yield Municipal Fund, Heartland High-Yield Municipal Bond Fund and Heartland Taxable Short Duration Municipal Fund(9)

(a.11)	Articles Supplementary to add the series known as the Heartland International Value Fund(17)

(a.12)	Articles Supplementary to Confirm Current Classification of Stock(18)

(a.13)	Articles Supplementary to add the series known as the Heartland Mid Cap Value Fund and to authorize additional shares *

(b)	Amended and Restated Bylaws(7)

(c.1)	Articles Sixth through Eighth and Article Tenth of the Articles of Incorporation (see Exhibit (a.1))

(c.2)	Articles Supplementary (see Exhibits (a.2), (a.3), (a.8), (a.9), and (a.10))

(c.3)	Articles II, VI, IX and X of the Bylaws (see Exhibit (b))

(d.1)	Investment Advisory Agreement for the Heartland Value Fund(3)

(d.2)	Mutual Consent to Add Series to the Heartland Group, Inc. Investment Advisory Agreement (dated January 12, 1987) and Amended and Restated Schedule A to the Investment Advisory Agreement (for the Heartland Select Value, Value Plus, and International Value Fund) (17)

(d.3)	Mutual Consent to Add Series to the Heartland Group, Inc. Investment Advisory Agreement (dated January 12, 1987) and Amended and Restated Schedule A to the Investment Advisory Agreement (for the Heartland Select Value, Value Plus, International Value Fund, and Mid Cap Value Fund) *

(e.1)	Distribution Agreement between Heartland Group, Inc. and ALPS Distributors, Inc. (10)

(e.2)	Form of Broker Dealer Selling Agreement(11)

(e.3)	Form of Shareholder Servicing Agreement(11)

(e.4)	Amendment to the Distribution Agreement between Heartland Group, Inc. and ALPS Distributors, Inc., dated November 1, 2011(15)

(e.5)	Amendment to the Distribution Fee Letter Agreement between Heartland Group, Inc., Heartland Advisors, Inc., and ALPS Distributors, Inc., dated November 1, 2011(15)

(e.6)	Amendment No. 1 to Letter Agreement between Heartland Group, Inc., Heartland Advisors, Inc., and ALPS Distributors, Inc., dated July 31, 2012(16)

(e.7)	Amendment No. 1 to the Distribution Agreement between Heartland Group, Inc. and ALPS Distributors, Inc. (17)

(e.8)	Amendment to the Distribution Fee Letter Agreement between Heartland Group, Inc., Heartland Advisors, Inc., and ALPS Distributors, Inc. (17)

(e.9)	Amendment No. 2 to the Distribution Agreement between Heartland Group, Inc. and ALPS Distributors, Inc.*

(e.10)	Amendment No. 4 to the Distribution Fee Letter Agreement between Heartland Group, Inc., Heartland Advisors, Inc., and ALPS Distributors, Inc.*

(f)	Not applicable

(g.1)	Custodian Agreement with Brown Brothers Harriman & Co.(7)

(g.2)	Schedule of Global Services & Charges between Heartland Group, Inc. and Brown Brothers Harriman & Co., dated July 2012(16)

(g.3)	First Amendment to the Custodian Agreement with Brown Brothers Harriman & Co. (17)

(g.4)	Second Amendment to the Custodian Agreement with Brown Brothers Harriman & Co.*

(h.1)	Heartland Group, Inc.’s Rule 10f-3 Plan(3)

(h.2)	Power of Attorney, dated February 12, 2004(7)

(h.3)	Power of Attorney, dated April 19, 2006(11)

(h.4)	Power of Attorney, dated February 28, 2008(11)

(h.5)	Credit Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co.(8)

(h.6)	Amendment to Credit Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co. (18)

(h.7)	Transfer Agency and Services Agreement, dated August 13, 2008(13)

(h. 8)	Amendment No. 1 to Transfer Agency and Services Agreement, dated August 14, 2008(13)

(h.9)	Amendment No. 2 to Transfer Agency and Services Agreement, dated May 12, 2010(14)

(h.10)	Transfer Agency Interactive Client Services Agreement, dated August 13, 2008(13)

(h.11)	Amendment No.1 to Transfer Agency Interactive Client Services Agreement, dated October 2008(13)

(h.12)	Amendment No. 2 to Transfer Agency Interactive Client Services Agreement, dated December 2, 2010(14)

(h.13)	Administration, Bookkeeping and Pricing Services Agreement, dated August 13, 2008(13)

(h.14)	Acknowledgement of Change of Control and Assignment of Service Agreements, dated November 1, 2011(15)

(h.15)	Interim Transfer Agent Fee Arrangement, dated November 1, 2011(15)

(h.16)	Securities Lending Agency Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co., dated November 30, 2011(15)

(h.17)	First Amendment to Securities Lending Agency Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co. (18)

(h.18)	Second Amendment to Securities Lending Agency Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co. *

(h.19)	Amendment No. 1 to Administration, Bookkeeping and Pricing Services Agreement between Heartland Group, Inc. and ALPS Fund Services, Inc. (16)

(h.20)	Amendment No. 2 to Administration, Bookkeeping and Pricing Services Agreement between Heartland Group, Inc. and ALPS Fund Services, Inc. (17)

(h.21)	Amendment No. 3 to Administration, Bookkeeping and Pricing Services Agreement between Heartland Group, Inc. and ALPS Fund Services, Inc. (18)

(h.22)	Amendment No. 4 to Administration, Bookkeeping and Pricing Services Agreement between Heartland Group, Inc. and ALPS Fund Services, Inc. *

(h.23)	Amendment No. 3 to Transfer Agency and Services Agreement(17)

(h.24)	Amendment No. 4 to Transfer Agency and Services Agreement*

(h.25)	Amendment No. 3 to Transfer Agency Interactive Client Services Agreement(17)

(h.26)	Amendment No. 4 to Transfer Agency Interactive Client Services Agreement*

(h.27)	Operating Expense Limitation Agreement for the Heartland International Value Fund(17)

(h.28)	Operating Expense Limitation Agreement for the Heartland Mid Cap Value Fund*

(i)	Opinion and Consent of Counsel*

(j)	Consent of Independent Registered Public Accounting Firm*

(k)	Not applicable

(l)	Not applicable

(m.1)	Form of Heartland Group Inc.’s Amended and Restated Rule 12b-1 Plan (effective as of May 1, 2008)(11)

(m.2)	Amendment to Form of Heartland Group Inc.’s Amended and Restated Rule 12b-1 Plan (dated May 16, 2013, effective as of October 1, 2013) (17)

(m.3)	Amendment to Form of Heartland Group Inc.’s Amended and Restated Rule 12b-1 Plan (dated August 15, 2014, effective as of October 31, 2014)*

(n)	Heartland Group Inc.’s Rule 18f-3 Plan(11)

(o)	Reserved

(p.1)	Heartland Group, Inc.’s and Heartland Advisors, Inc.’s Business Conduct Rules and Code of Ethics (Amended as of December 31, 2013)(18)

(p.2)	ALPS Distributors, Inc.’s Code of Ethics(18)

___________________________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Registrant filed on or about October 18, 1996.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about January 30, 1997.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Registrant filed on or about October 13, 1998.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Registrant filed on or about October 15, 1998.
(5)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Registrant filed on or about October 6, 1999.
(6)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Registrant filed on or about May 2, 2002.
(7)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of Registrant filed on or about February 27, 2004.
(8)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Registrant Filed on or about March 1, 2005.
(9)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of Registrant filed on or about April 25, 2006.

(10)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Registrant filed on or about July 20, 2007.
(11)	Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of Registrant filed on or about February 28, 2008.
(12)	Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 2008.
(13)	Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of Registrant filed on or about April 29, 2009.
(14)	Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of Registrant filed on or about April 29, 2011.
(15)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of Registrant filed on or about April 30, 2012.
(16)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of Registrant filed on or about April 30, 2013.
(17)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Registrant filed on or about July 18, 2013.
(18)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of Registrant filed on or about April 30, 2014.
*	Filed herewith

Item 29. Persons Controlled by or Under Common Control with the Fund

Not Applicable. See “Control Persons and Principal Holders of Securities” in Part B.

Item 30. Indemnification

Reference is made to Article IX of the Fund’s Amended and Restated Bylaws filed as Exhibit (b) to Post-Effective Amendment No. 46 to the Fund’s Registration Statement with respect to the indemnification of the Fund’s directors and officers, which is set forth below:

Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

(a)	whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation (“disabling conduct”); and

(b)	the Corporation shall not indemnify any person unless:

(1)	the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

(2)	absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

Expenses (including attorneys’ fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

(1)	such person shall provide adequate security for his undertaking;

(2)	the Corporation shall be insured against losses arising by reason of such advance; or

(3)	a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

The Funds’ Directors and Officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suits, or proceedings to which they are parties by reason of being or having been directors or officers.

Item 31. Business and Other Connections of the Investment Adviser

Heartland Advisors, Inc.

Heartland Advisors, Inc. acts as the investment advisor to the five Heartland Funds (Select Value, Value Plus, Value, International Value, and Mid Cap Value Funds). William J. Nasgovitz, a Director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his indirect ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of Heartland Advisors, Inc. through continued indirect ownership of a majority of its outstanding voting stock.

 Set forth below is a list of the officers and directors of Heartland Advisors, Inc. as of October 1, 2014, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

Name and Principal Business Address*	Position and Office(s) with Heartland Advisors, Inc.	Other

William J. Nasgovitz	Chairman and Director	President and Director, Heartland Group, Inc., since December 1984.

William R. (“Will”) Nasgovitz	Chief Executive Officer and Director	Chief Executive Officer, Heartland Group, Inc., since May 2012.

Name and Principal Business Address*	Position and Office(s) with Heartland Advisors, Inc.	Other
Paul T. Beste	Chief Operating Officer, Secretary and Director	Assistant Secretary Heartland Group, Inc., since May 2010; AML Officer, Heartland Group, Inc., November 2002 to February 2014; Principal Accounting Officer and Treasurer, Heartland Group, Inc., December 2009 to May 2010; Vice President, Heartland Group, Inc., since September 1997; Secretary, Heartland Group, Inc., November 2005 to May 2010; Interim Treasurer, and Principal Accounting Officer, September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011.

Vinita K. Paul	Vice President, General Counsel and Chief Compliance Officer	AML Officer, Heartland Group, Inc., since February 2014; Vice President and Chief Compliance Officer, Heartland Group, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.

Nicole J. Best	Senior Vice President and Chief Financial Officer	Vice President and Principal Accounting Officer and Treasurer, Heartland Group, Inc., since June 2011; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Group, Inc. and Heartland Advisors, Inc., November 2005 to August 2008; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005.

Katherine M. Jaworski	Vice President	Secretary, Heartland Group, Inc., since June 2011; Principal Accounting Officer and Treasurer, Heartland Group, Inc., May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010.

David Ribbens	Executive Vice President	None

David C. Fondrie	Senior Vice President and Director	Chief Executive Officer, Heartland Group, Inc., January 2006 to May 2012.

Bradford A. Evans	Senior Vice President and Director	None

Name and Principal Business Address*	Position and Office(s) with Heartland Advisors, Inc.	Other

Kevin D. Clark	Senior Vice President	None

Michael T. Riggs	Senior Vice President	None

Theodore D. Baszler	Vice President	None

Matthew J. Miner	Vice President	None

Jeffrey J. Kohl	Vice President	None

Michael H. DiStefano	Vice President	None

Jeanne Kolimaga	Vice President	None

Adam J. Peck	Vice President	None

Michael D. Kops	Vice President	None

Kevin A. Joy	Vice President	None

Catherine M. Stephenson	Vice President	None

Robert C. Sharpe	Vice President	None

Colin P. McWey	Vice President	None

Andrew W. Ballard	Vice President	None

*The principal business address for each of the above directors and officers is 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds,  DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Griffin Institutional Access Real Estate Fund, Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, ISI Funds, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., as of October 1, 2014 are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

   (c) ALPS Distributors, Inc. received a total of $238,160 in Rule 12b-1 distribution fees from the Heartland Funds Investor Class Shares during the fiscal period ended December 31, 2013. Of these distribution fees, ALPS Distributors received $31,924 from the Select Value Fund, $115,103 from the Value Plus Fund, $72,836 from the Value Fund, and $18,297 from the International Value Fund. ALPS Distributors received no distribution fees from the Mid Cap Value Fund because, during the fiscal period ended December 31, 2013, the Fund had not yet commenced operations.

Item 33. Location of Accounts and Records

   (a)         Heartland Group, Inc.

789 North Water Street, Suite 500

Milwaukee, Wisconsin 53202

  (b)         ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

ALPS Distributors, Inc.

789 North Water Street, Suite 500

Milwaukee, Wisconsin 53202

  (c)         Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin on the 30th day of October, 2014.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on this 30th day of October, 2014, by the following persons in the capacities indicated.

SIGNATURE	TITLE

/s/ William R. Nasgovitz	Chief Executive Officer
William R. Nasgovitz

/s/ Nicole J. Best	Treasurer and Principal Accounting Officer (Chief Financial and Accounting Officer)
Nicole J. Best

/s/ William J. Nasgovitz	Director and President
William J. Nasgovitz

*/s/ Robert A. Rudell	Director
Robert A. Rudell

*/s/ Dale J. Kent	Director
Dale J. Kent

*/s/ Michael D. Dunham	Director
Michael D. Dunham

*/s/ Ward D. Armstrong	Director
Ward D. Armstrong

*/s/ Kenneth A. Kavajecz	Director
Kenneth A. Kavajecz

*Pursuant to Powers of Attorney previously filed

By:
/s/ Paul T. Beste
Paul T. Beste

Exhibit Listing

(a.13)	Articles Supplementary to add the series known as the Heartland Mid Cap Value Fund and to authorize additional shares
(d.3)	Mutual Consent to Add Series to the Heartland Group, Inc. Investment Advisory Agreement (dated January 12, 1987) and Amended and Restated Schedule A to the Investment Advisory Agreement (for the Heartland Select Value, Value Plus, International Value Fund, and Mid Cap Value Fund)
(e.9)	Amendment No. 2 to the Distribution Agreement between Heartland Group, Inc. and ALPS Distributors, Inc.
(e.10)	Amendment No. 4 to the Distribution Fee Letter Agreement between Heartland Group, Inc., Heartland Advisors, Inc., and ALPS Distributors, Inc.
(g.4)	Second Amendment to the Custodian Agreement with Brown Brothers Harriman & Co.
(h.18)	Second Amendment to Securities Lending Agency Agreement between Heartland Group, Inc. and Brown Brothers Harriman & Co.
(h.22)	Amendment No. 4 to Administration, Bookkeeping and Pricing Services Agreement between Heartland Group, Inc. and ALPS Fund Services, Inc.
(h.24)	Amendment No. 4 to Transfer Agency and Services Agreement
(h.26)	Amendment No. 4 to Transfer Agency Interactive Client Services Agreement
(h.28)	Operating Expense Limitation Agreement for the Heartland Mid Cap Value Fund
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm
(m.3)	Amendment to Form of Heartland Group Inc.’s Amended and Restated Rule 12b-1 Plan (dated August 15, 2014, effective as of October 31, 2014)